UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08243

Direxion Funds

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York , NY 10019
(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York , NY 10019
(Address of agent for service)

1-800-851-0511

Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2023

Date of reporting period: August 31, 2023

Item 1. Report to Stockholders.

(a)

DIREXION FUNDS

ANNUAL REPORT AUGUST 31, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxion.com

1.2X BULL FUND

Direxion Monthly High Yield Bull 1.2X Fund (DXHYX)

1.25X BULL FUND

Direxion Monthly NASDAQ-100® Bull 1.25X Fund (DXNLX)

1.75X BULL FUNDS	1.75X BEAR FUNDS
Direxion Monthly NASDAQ-100® Bull 1.75X Fund (DXQLX)
Direxion Monthly S&P 500® Bull 1.75X Fund (DXSLX)
Direxion Monthly Small Cap Bull 1.75X Fund (DXRLX)
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund (DXKLX)	Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund (DXKSX)

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	9
Expense Example (Unaudited)	16
Allocation of Portfolio Holdings (Unaudited)	18
Schedules of Investments	19
Statements of Assets and Liabilities	26
Statements of Operations	29
Statements of Changes in Net Assets	32
Financial Highlights	36
Notes to the Financial Statements	38
Report of Independent Registered Public Accounting Firm	50
Supplemental Information (Unaudited)	51
Investment Advisory Agreement Approval (Unaudited)	52
Trustees and Officers (Unaudited)	56

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Monthly Leveraged Mutual Funds (each a "Fund" and collectively the "Funds") covers the period from September 1, 2022 to August 31, 2023 (the "Annual Period").

Market Review:

The Annual Period was filled with ups and downs in the equity markets as inflation, the banking crisis and artificial intelligence (AI) were top of mind for many investors. In the fourth quarter of 2022, the S&P 500® Index* was down nearly 20%, although earnings did grow. 2023 started out on a stronger note as equity markets rallied in January, but market sentiment in February was much more bearish on the heels of a higher-than expected consumer price index (CPI) reading. Despite that, for the first half of 2023, both the Nasdaq 100® Index* and S&P 500® Index finished up 39.4% and 16.95%, respectively. The winning streak came to an end in August, as both indices posted their first monthly decline since February. China effectively ended their zero-covid policy in December, causing Chinese, and Chinese-adjacent, equities to rally. In early March, three regional banks collapsed one after another, beginning with Silicon Valley Bank, causing the financials segment of the S&P 500® Index to fall nearly 10% in March. Some fears around the banking sector, specifically smaller banks, bled into April. In May, Nvidia Corporation delivered an outstanding earnings report centered around AI, and its market value rose more in one day than any stock in history. AI has come into focus as a market catalyst, and many AI-related names traded higher during the Annual Period. The Annual Period began and ended with recessionary fears and uncertainty surrounding the market environment, although inflation has begun to moderate.

All eyes were on the Federal Reserve during the Annual Period as they attempted to combat inflation and market volatility. As the Federal Reserve conducted a series of rate hikes, Treasury yields peaked in November, and started to go down in the latter half of November and December. In fact, bonds outperformed stocks in 2022, which is extremely rare, although both ended 2022 in red. Aside from the last few months of the Annual Period, short-term yields tended to be higher than long-term yields, which is atypical and causes an inverted yield curve. Inflation started to come down in January, and the Federal Reserve reduced rate hikes from 50 basis points* to 25 basis points on February 1st. Rate hikes paused in June and resumed in July at 25 basis points. In terms of inflation, the fixed income market rallied in January as headline CPI ticked down. However, the February CPI reading was higher-than-expected, prompting markets to anticipate further hawkish monetary policy. Although inflation has been sticky for much of the Annual Period, it is starting to come down and the Federal Reserve maintains the inflation target remains at 2%. The banking collapse also influenced the fixed income market, causing interest rate expectations to decrease and lending standards to tighten. In early August, U.S. long-term debt was downgraded by Fitch, moving Treasury yields higher. Bond yields ended the Annual Period at multi-year highs.

Factors Affecting Direxion Fund Performance:

Benchmark Performance: The calendar month performance of each Fund's underlying index, and the factors and market conditions implicitly affecting that index, are the primary factors driving Fund performance. Given the Funds' calendar month investment objective, the Funds' calendar month index returns are most important. The market conditions affecting the Funds' underlying indexes during the past year are described below.

Leverage: Each Fund seeks calendar month investment results (before fees and expenses) of either 120%, 125% or 175% (for the Bull Funds) or -175% (for the Bear Funds) of the performance of its respective underlying index. The use of leverage magnifies a Fund's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding: A leveraged Fund's investment objective is to provide a multiple, or inverse multiple, of the calendar month returns of an underlying index. Over periods longer or shorter than a calendar month, a Fund should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding – a universal mathematical concept that applies to all leveraged investments – returns of the Funds over longer periods will

DIREXION ANNUAL REPORT

differ from the Funds' calendar month stated investment objective. Periods of high-volatility lacking a clear trend hurt a Fund's performance, while trending low-volatility markets should enhance a Fund's performance.

Cost of Financing: In order to attain leveraged exposure, a Bull Fund incurs a cost of SOFR1 plus or minus a spread, and a Bear Fund receives SOFR plus or minus a spread as applied to the borrowed portion of the Fund's exposure. Financing costs create a drag on a Bull Fund's performance.

Equity Dividends: A Bull Fund's performance is positively impacted by equity and index dividends, as the Funds receive those payments. A Bear Fund's performance is negatively impacted, as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in each Fund's prospectus and may be larger than many traditional index funds' fees, causing a greater negative impact on Fund performance. Transaction costs are not included in the expense ratio of the Funds. Transaction costs can be higher due to a Fund's use of leverage, significant purchase and redemption activity by Fund shareholders, or trading securities that are comparatively less liquid.

Fund Operational Review:

The Funds are leveraged and seek to provide a calendar month return of 120%, 125%, 175% or -175% of the calendar month performance of a particular underlying index. The term "calendar month" refers to the period from the close of the markets on the last business day of a given calendar month, until the close of the markets on the last business day of the subsequent calendar month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than the target exposure to the underlying index, depending on the performance of the underlying index. If a Fund's shares are held through the end of a calendar month or months, the Fund's performance is likely to deviate from the multiple of the underlying index performance for the longer period. Similarly, the return for investors investing for periods less than a calendar month, or for a period different than one calendar month, will likely deviate from the multiple of the underlying index performance for such shorter periods. The Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking calendar month leveraged investment results, for a Bear Fund, understand the risks of shorting, and intend to actively monitor and manage their investments.

The Funds with the word "Bull" in their name attempt to provide investment results that correlate to 120%, 125% or 175% of the return of an underlying index, meaning the Bull Funds attempt to move in the same direction as the underlying index. The Funds with the word "Bear" in their name attempt to provide investment results that correlate to -175% of the return of an underlying index, meaning that Bear Funds attempt to move in the opposite or inverse direction of the underlying index.

In seeking to achieve each Fund's calendar month investment objective, Rafferty Asset Management ("Rafferty" or the "Adviser"), uses a statistical and quantitative analysis to determine each Fund's investments and the techniques to employ. Rafferty relies upon a pre-determined model to determine the appropriate repositioning of each Fund's investments in accordance with its calendar month investment objective. Using this analysis, Rafferty determines the type, quantity and mix of investment positions it believes in combination should produce calendar month returns consistent with a Fund's investment objective. In general, if a Fund is performing as designed, the return of the underlying index will dictate the return for that Fund. Generally, each Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Each Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. Therefore, each Fund invests in some combination of financial instruments that provide economic exposure consistent with the Fund's investment objective. Financial instruments may include swap agreements, exchange-traded funds ("ETFs"),

1  Secured Overnight Financing Rate (SOFR): benchmark interest rate for dollar-denominated derivatives and loans. SOFR is based on transactions in the Treasury repurchase market and is seen as preferable to LIBOR since it is based on data from observable transactions rather than on estimated borrowing rates.

DIREXION ANNUAL REPORT

swaps on ETFs, futures contracts, forward contracts, reverse repurchase agreements, options, and other financial instruments. Each Fund invests significantly in swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

Each Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect monthly correlations with underlying investments or a Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in, or shorting, securities. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.

Each Fund may use a combination of swaps on its respective underlying index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the underlying index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the underlying index as it would if the Fund used swaps that utilized the underlying index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund's return.

The discussion below relates to the performance of the Funds for their respective period. The Funds seek to provide calendar month returns which are a multiple – positive or negative – of the calendar month performance of a particular underlying index. The performance of the Funds for their respective period is important for understanding whether these Funds meet their investment objectives. A Fund meeting its calendar month investment objective should have performance for the period similar to the performance indicated by models based on the calendar month returns of the relevant underlying index for the period. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. A brief comparison of the actual returns versus the expected returns for each of the Funds in this Annual Report follows.

Fund Performance Review:

The Direxion Monthly High Yield Bull 1.2X Fund seeks to provide 120% of the calendar month return of the Solactive High Yield Beta Index. The Solactive High Yield Beta Index is a rules-based, systematic strategy index that provides exposure to an equal-weighted portfolio of three high-yield ETFs. The allocation to each U.S. High Yield Corporate Bond ETF is adjusted on a monthly basis. The index is calculated and distributed by Solactive AG and is calculated and published in U.S. Dollars. For the Annual Period, the Solactive High Yield Beta Index returned 7.59%. Given the calendar month investment objective of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly High Yield Bull 1.2X Fund returned 5.94%, while the model indicated an expected return of 9.11%.

The Direxion Monthly NASDAQ-100® Bull 1.25X Fund seeks to provide 125% of the calendar month return of the NASDAQ-100® Index. The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, the NASDAQ-100® Index returned 27.44%. Given the calendar month investment objective of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly NASDAQ-100® Bull 1.25X Fund returned 30.37%, while the model indicated an expected return of 34.24%.

DIREXION ANNUAL REPORT

The Direxion Monthly NASDAQ-100® Bull 1.75X Fund seeks to provide 175% of the calendar month return of the NASDAQ-100® Index. The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, the NASDAQ-100® Index returned 27.44%. Given the calendar month investment objective of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly NASDAQ-100® Bull 1.75X Fund returned 39.42%, while the model indicated an expected return of 47.38%.

The Direxion Monthly S&P 500® Bull 1.75X Fund seeks to provide 175% of the calendar month return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 15.94%. Given the calendar month investment objective of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly S&P 500® Bull 1.75X Fund returned 20.11%, while the model indicated an expected return of 26.76%.

The Direxion Monthly Small Cap Bull 1.75X Fund seeks to provide 175% of the calendar month return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned 4.65%. Given the calendar month investment objective of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly Small Cap Bull 1.75X Fund returned -0.52%, while the model indicated an expected return of 4.82%.

The Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund and the Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund seek to provide 175% and -175% of the calendar month return of the ICE U.S. Treasury 7-10 Year Bond Index, respectively. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. Dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation-linked securities, floating-rate notes, cash management and Treasury bills, and any government agency debt that is issued with or without a government guarantee. For Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned -3.78%. Given the calendar month investment objective of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund returned -11.82%, while the model indicated an expected return of -6.55%. The Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund returned 14.84%, while the model indicated an expected return of 4.49%.

Index Volatility:

The Annual Period started off very volatile, but began to stabilize towards the end. The VIX index, a measure of volatility and market sentiment, reached an Annual Period-high of 33.57 on October 12, 2022, but ended the period at 13.57 on August 31, 2023. For bonds, the Federal Reserve's rate hike cycle has led to much higher-than-normal volatility across the fixed income market, and remained high at the end of the Annual Period. Although stock and bond volatility are historically closely aligned, the Annual Period ended with a divergence between the two, causing confusion for some investors.

Index	Return	Volatility
Solactive High Yield Beta Index	7.59%	9.43%
NASDAQ-100® Index	27.44%	24.07%
S&P 500® Index	15.94%	20.11%
Russell 2000® Index	4.65%	22.47%
ICE U.S. Treasury 7-10 Year Bond Index	-3.78%	9.82%

DIREXION ANNUAL REPORT

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 800.851.0511, or visit www.direxion.com.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 800.851.0511 or visit www.direxion.com. The prospectus should be read carefully before investing.

*Basis Point: One hundredth of 1 percentage point.

S&P 500® Index: The S&P 500 Index, or Standard & Poor's 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

Nasdaq-100® Index: The Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization.

Investing in the Direxion Funds may be more volatile than investing in broadly diversified funds. The use of leverage by a Fund increases the risk to the Fund. The Direxion Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking monthly leveraged, or monthly inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Funds are not designed to track their respective underlying indices over a period of time longer than one calendar month.

An investment in each Fund involves risk, including the possible loss of principal. Each Fund is non-diversified and includes risks associated with concentration which results from a Fund's investment in a particular industry, sector, or geographic region, which can result in increased volatility. The use of derivatives such as futures contracts and swaps are subject to market risks that may cause their price to fluctuate over time. Each Fund does not attempt to, and should not be expected to, provide returns which are a multiple, or inverse multiple, of the return of its underlying index for periods other than a full calendar month. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT

Direxion Monthly High Yield Bull 1.2X Fund

Performance Summary (Unaudited)

February 17, 20161 - August 31, 2023

Investment Objective: Seeks monthly investment results, before fees and expenses, of 120% of the price performance of the Solactive High Yield Beta Index.

	Average Annual Total Return as of August 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly High Yield Bull 1.2X Fund	5.94%	-0.57%	0.39%	3.83%
Solactive High Yield Beta Index	7.59%	1.75%	2.54%	5.12%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 120% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Solactive High Yield Beta Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. The gross expense ratio per the prospectus dated December 29, 2022 is 1.74%.

Market Exposure

The Fund seeks exposure of 120% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.25X Fund

Performance Summary (Unaudited)

March 31, 20161 - August 31, 2023

Investment Objective: Seeks monthly investment results, before fees and expenses, of 125% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return as of August 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	30.37%	8.44%	16.63%	20.98%
NASDAQ-100® Index	27.44%	9.44%	16.19%	19.36%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 125% exposure to the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. The gross expense ratio per the prospectus dated December 29, 2022 is 1.61%.

Market Exposure

The Fund seeks exposure of 125% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.75X Fund

Performance Summary (Unaudited)

September 1, 2013 - August 31, 2023

Investment Objective: Seeks monthly investment results, before fees and expenses, of 175% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return as of August 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	39.42%	8.63%	22.57%	31.37%
NASDAQ-100® Index	27.44%	9.44%	16.19%	18.80%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 175% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. The gross expense ratio per the prospectus dated December 29, 2022 is 1.40%.

Market Exposure

The Fund seeks exposure of 175% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 1.75X Fund

Performance Summary (Unaudited)

September 1, 2013 - August 31, 2023

Investment Objective: Seeks monthly investment results, before fees and expenses, of 175% of the price performance of the S&P 500® Index.

	Average Annual Total Return as of August 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly S&P 500® Bull 1.75X Fund	20.11%	13.53%	14.13%	20.01%
S&P 500® Index	15.94%	10.52%	11.12%	12.81%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 175% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fee. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. The gross expense ratio per the prospectus dated December 29, 2022 is 1.42%.

Market Exposure

The Fund seeks exposure of 175% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 1.75X Fund

Performance Summary (Unaudited)

September 1, 2013 - August 31, 2023

Investment Objective: Seeks monthly investment results, before fees and expenses, of 175% of the price performance of the Russell 2000® Index.

	Average Annual Total Return as of August 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bull 1.75X Fund	-0.52%	8.23%	-3.59%	8.76%
Russell 2000® Index	4.65%	8.12%	3.14%	7.96%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 175% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. The gross expense ratio per the prospectus dated December 29, 2022 is 1.66%.

Market Exposure

The Fund seeks exposure of 175% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund

Performance Summary (Unaudited)

September 1, 2013 - August 31, 2023

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund seeks monthly investment results, before fees and expenses, of 175% of the calendar month performance of the ICE U.S. Treasury 7-10 Year Bond Index.

	Average Annual Total Return as of August 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	-11.82%	-15.56%	-3.45%	-0.65%
ICE U.S. Treasury 7-10 Year Bond Index	-3.78%	-6.46%	0.22%	1.30%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 175% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. The gross expense ratio per the prospectus dated December 29, 2022 is 1.76%.

Market Exposure

The Fund seeks exposure of 175% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund

Performance Summary (Unaudited)

September 1, 2013 - August 31, 2023

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund seeks monthly investment results, before fees and expenses, of 175% of the inverse of the calendar month performance of the ICE U.S. Treasury 7-10 Year Bond Index.

	Average Annual Total Return as of August 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	14.84%	14.88%	0.74%	-3.03%
ICE U.S. Treasury 7-10 Year Bond Index	-3.78%	-6.46%	0.22%	1.30%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -175% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. The gross expense ratio per the prospectus dated December 29, 2022 is 2.32%.

Market Exposure

The Fund seeks exposure of -175% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

August 31, 2023

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2023 – August 31, 2023).

Actual expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

August 31, 2023

	Annualized Expense Ratio	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*
Direxion Monthly High Yield Bull 1.2X Fund
Based on actual fund return	1.35%	$1,000.00	$1,035.80	$6.93
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly NASDAQ-100 Bull 1.25X Fund
Based on actual fund return	1.20%	1,000.00	1,351.40	7.11
Based on hypothetical 5% return	1.20%	1,000.00	1,019.16	6.11
Direxion Monthly NASDAQ-100 Bull 1.75X Fund
Based on actual fund return	1.43%	1,000.00	1,503.40	9.02
Based on hypothetical 5% return	1.43%	1,000.00	1,018.00	7.27
Direxion Monthly S&P 500 Bull 1.75X Fund
Based on actual fund return	1.44%	1,000.00	1,226.40	8.08
Based on hypothetical 5% return	1.44%	1,000.00	1,017.95	7.32
Direxion Monthly Small Cap Bull 1.75X Fund
Based on actual fund return	1.41%	1,000.00	978.30	7.03
Based on hypothetical 5% return	1.41%	1,000.00	1,018.10	7.17
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund
Based on actual fund return	1.37%	1,000.00	975.00	6.82
Based on hypothetical 5% return	1.37%	1,000.00	1,018.30	6.97
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund
Based on actual fund return	1.43%	1,000.00	1,047.30	7.38
Based on hypothetical 5% return	1.43%	1,000.00	1,018.00	7.27

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of March 1, 2023 to August 31, 2023), then divided by 365.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

August 31, 2023

	Cash*	Investment Companies	Swaps	Total
Direxion Monthly High Yield Bull 1.2X Fund	19%	80%	1%	100%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	56%	41%	3%	100%
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	33%	52%	15%	100%
Direxion Monthly S&P 500® Bull 1.75X Fund	49%	49%	2%	100%
Direxion Monthly Small Cap Bull 1.75X Fund	46%	52%	2%	100%
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	54%	48%	(2)%	100%
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	94%	—	6%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash and other assets less liabilities.

DIREXION ANNUAL REPORT

Direxion Monthly High Yield Bull 1.2X Fund

Schedule of Investments

August 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 79.9%
122,335	iShares iBoxx High Yield Corporate Bond ETF (a)	$9,209,379
99,677	SPDR Bloomberg High Yield Bond ETF (a)	9,216,135
	TOTAL INVESTMENT COMPANIES (Cost $18,014,871)	$18,425,514
SHORT TERM INVESTMENTS - 4.8%
Money Market Funds - 4.8%
1,110,000	Invesco Government & Agency Portfolio Institutional Shares, 5.25% (b)(c)	$1,110,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,110,000)	$1,110,000
	TOTAL INVESTMENTS (Cost $19,124,871) - 84.7%	$19,535,514
	Other Assets in Excess of Liabilities - 15.3%	3,521,819
	TOTAL NET ASSETS - 100.0%	$23,057,333

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,110,000.

Long Total Return Swap Contracts

August 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of PIMCO 0-5 Year High Yield Corporate Bond Index ETF	5.8000% representing 1 month SOFR rate + spread	UBS Securities LLC	10/10/2023	100,923	$9,073,569	$177,733

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.25X Fund

Schedule of Investments

August 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 41.4%
15,330	Invesco QQQ Trust Series 1 (a)	$5,794,587
	TOTAL INVESTMENT COMPANIES (Cost $5,367,745)	$5,794,587
SHORT TERM INVESTMENTS - 15.9%
Money Market Funds - 15.9%
2,194,326	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.15% (b)(c)	$2,194,326
30,000	Invesco Government & Agency Portfolio Institutional Shares, 5.25% (b)(c)	30,000
	TOTAL SHORT TERM INVESTMENTS (Cost $2,224,326)	$2,224,326
	TOTAL INVESTMENTS (Cost $7,592,071) - 57.3%	$8,018,913
	Other Assets in Excess of Liabilities - 42.7%	5,973,752
	TOTAL NET ASSETS - 100.0%	$13,992,665

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,224,326.

Long Total Return Swap Contracts

August 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of NASDAQ-100® Index	5.9000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	50	$668,091	$96,199
Total return of NASDAQ-100® Index	5.9000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/14/2023	704	10,576,756	329,149
					$11,244,847	$425,348

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.75X Fund

Schedule of Investments

August 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 51.8%
494,220	Invesco QQQ Trust Series 1 (a)	$186,810,218
	TOTAL INVESTMENT COMPANIES (Cost $145,023,263)	$186,810,218
SHORT TERM INVESTMENTS - 12.2%
Money Market Funds - 12.2%
43,984,343	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.15% (b)(c)	$43,984,343
	TOTAL SHORT TERM INVESTMENTS (Cost $43,984,343)	$43,984,343
	TOTAL INVESTMENTS (Cost $189,007,606) - 64.0%	$230,794,561
	Other Assets in Excess of Liabilities - 36.0%	129,906,601
	TOTAL NET ASSETS - 100.0%	$360,701,162

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $43,984,343.

Long Total Return Swap Contracts

August 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of NASDAQ-100® Index	5.9000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	14,943	$174,133,476	$52,253,812
Total return of NASDAQ-100® Index	5.9000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/14/2023	13,734	208,043,792	2,903,545
					$382,177,268	$55,157,357

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 1.75X Fund

Schedule of Investments

August 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 48.6%
89,400	iShares Core S&P 500 ETF (a)	$40,470,486
	TOTAL INVESTMENT COMPANIES (Cost $34,681,585)	$40,470,486
SHORT TERM INVESTMENTS - 19.9%
Money Market Funds - 19.9%
8,889,541	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.15% (b)(c)	$8,889,541
7,640,000	Invesco Government & Agency Portfolio Institutional Shares, 5.25% (b)(c)	7,640,000
	TOTAL SHORT TERM INVESTMENTS (Cost $16,529,541)	$16,529,541
	TOTAL INVESTMENTS (Cost $51,211,126) - 68.5%	$57,000,027
	Other Assets in Excess of Liabilities - 31.5%	26,188,393
	TOTAL NET ASSETS - 100.0%	$83,188,420

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,529,541.

Long Total Return Swap Contracts

August 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	5.7300% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	13,920	$61,245,646	$1,443,198
Total return of S&P 500® Index	5.9000% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/14/2023	9,407	41,863,939	258,238
					$103,109,585	$1,701,436

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 1.75X Fund

Schedule of Investments

August 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 51.8%
30,256	iShares Russell 2000 ETF (a)	$5,706,585
	TOTAL INVESTMENT COMPANIES (Cost $5,370,582)	$5,706,585
SHORT TERM INVESTMENTS - 22.0%
Money Market Funds - 22.0%
1,471,941	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.15% (b)(c)	$1,471,941
950,000	Invesco Government & Agency Portfolio Institutional Shares, 5.25% (b)(c)	950,000
	TOTAL SHORT TERM INVESTMENTS (Cost $2,421,941)	$2,421,941
	TOTAL INVESTMENTS (Cost $7,792,523) - 73.8%	$8,128,526
	Other Assets in Excess of Liabilities - 26.2%	2,888,362
	TOTAL NET ASSETS - 100.0%	$11,016,888

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,421,941.

Long Total Return Swap Contracts

August 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 2000® Index	5.9100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	3,498	$6,478,770	$100,422
Total return of Russell 2000® Index	5.4500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/15/2023	3,645	6,657,434	132,979
					$13,136,204	$233,401

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund

Schedule of Investments

August 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 47.9%
17,863	iShares 7-10 Year Treasury Bond ETF (a)	$1,693,412
	TOTAL INVESTMENT COMPANIES (Cost $1,724,104)	$1,693,412
SHORT TERM INVESTMENTS - 24.1%
Money Market Funds - 24.1%
420,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.15% (b)(c)	$420,000
431,472	Invesco Government & Agency Portfolio Institutional Shares, 5.25% (b)(c)	431,472
	TOTAL SHORT TERM INVESTMENTS (Cost $851,472)	$851,472
	TOTAL INVESTMENTS (Cost $2,575,576) - 72.0%	$2,544,884
	Other Assets in Excess of Liabilities - 28.0%	988,396
	TOTAL NET ASSETS - 100.0%	$3,533,280

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at August 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $851,472.

Long Total Return Swap Contracts

August 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares 7-10 Year Treasury Bond ETF	5.8500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	25,730	$2,466,213	$(40,262)
Total return of iShares 7-10 Year Treasury Bond ETF	5.7500% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/13/2023	21,641	2,058,880	(35,802)
					$4,525,093	$(76,064)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund

Schedule of Investments

August 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 32.6%
Money Market Funds - 32.6%
3,300,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.15% (a)(b)	$3,300,000
1,640,000	Invesco Government & Agency Portfolio Institutional Shares, 5.25% (a)(b)	1,640,000
	TOTAL SHORT TERM INVESTMENTS (Cost $4,940,000)	$4,940,000
	TOTAL INVESTMENTS (Cost $4,940,000) - 32.6%	$4,940,000
	Other Assets in Excess of Liabilities - 67.4%	10,210,555
	TOTAL NET ASSETS - 100.0%	$15,150,555

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,940,000.

Short Total Return Swap Contracts

August 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
4.4000% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	UBS Securities LLC	12/13/2023	140,651	$13,694,924	$425,214
5.4500% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Bank of America Merrill Lynch	12/14/2023	138,920	13,528,615	459,615
					$27,223,539	$884,829

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2023

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100 Bull 1.25X Fund	Direxion Monthly NASDAQ-100 Bull 1.75X Fund
Assets:
Investments, at fair value (Note 2)	$19,535,514	$8,018,913	$230,794,561
Cash equivalents	3,403,030	5,797,227	76,829,473
Receivable for Fund shares sold	960,421	8,063	528,170
Due from Adviser, net (Note 4)	—	3,725	—
Due from broker for swap contracts	910	144	74,803
Receivable for investment securities sold	435,542	—	—
Unrealized appreciation on swap contracts	177,733	425,348	55,157,357
Dividends and interest receivable	22,065	18,318	550,748
Prepaid expenses and other assets	34,505	19,707	25,370
Total Assets	24,569,720	14,291,445	363,960,482
Liabilities:
Payable for Fund shares redeemed	1,353,370	17,123	224,427
Deposits from broker for swap contracts	—	260,000	2,450,000
Due to Adviser, net (Note 4)	114,452	—	278,400
Accrued distribution expenses	3,635	1,410	74,647
Accrued expenses and other liabilities	40,930	20,247	231,846
Total Liabilities	1,512,387	298,780	3,259,320
Net Assets	$23,057,333	$13,992,665	$360,701,162
Net Assets Consist of:
Capital stock	$57,149,657	$18,191,607	$392,958,989
Total distributable loss	(34,092,324)	(4,198,942)	(32,257,827)
Net Assets	$23,057,333	$13,992,665	$360,701,162
Calculation of Net Asset Value Per Share:
Net assets	$23,057,333	$13,992,665	$360,701,162
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,397,627	242,556	6,115,707
Net asset value, redemption price and offering price per share	$16.4975	$57.6884	$58.9795
Cost of Investments	$19,124,871	$7,592,071	$189,007,606

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2023

	Direxion Monthly S&P 500 Bull 1.75X Fund	Direxion Monthly Small Cap Bull 1.75X Fund	Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund
Assets:
Investments, at fair value (Note 2)	$57,000,027	$8,128,526	$2,544,884
Cash equivalents	24,963,515	2,783,709	1,083,959
Receivable for Fund shares sold	19,089	22,505	23
Due from Adviser, net (Note 4)	—	—	538
Due from broker for swap contracts	8,170	8,112	—
Unrealized appreciation on swap contracts	1,701,436	233,401	—
Dividends and interest receivable	171,025	26,102	8,301
Prepaid expenses and other assets	16,081	9,714	10,484
Total Assets	83,879,343	11,212,069	3,648,189
Liabilities:
Payable for Fund shares redeemed	200,263	1,104	—
Due to broker for swap contracts	—	19,242	1,488
Deposits from broker for swap contracts	340,000	140,000	—
Unrealized depreciation on swap contracts	—	—	76,064
Due to Adviser, net (Note 4)	71,130	8,486	—
Accrued distribution expenses	17,384	2,601	759
Accrued expenses and other liabilities	62,146	23,748	36,598
Total Liabilities	690,923	195,181	114,909
Net Assets	$83,188,420	$11,016,888	$3,533,280
Net Assets Consist of:
Capital stock	$83,234,104	$19,138,247	$11,002,931
Total distributable loss	(45,684)	(8,121,359)	(7,469,651)
Net Assets	$83,188,420	$11,016,888	$3,533,280
Calculation of Net Asset Value Per Share:
Net assets	$83,188,420	$11,016,888	$3,533,280
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,690,217	154,024	143,719
Net asset value, redemption price and offering price per share	$49.2176	$71.5271	$24.5846
Cost of Investments	$51,211,126	$7,792,523	$2,575,576

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2023

Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund
Assets:
Investments, at fair value (Note 2)	$4,940,000
Cash equivalents	9,858,571
Receivable for Fund shares sold	16,060
Unrealized appreciation on swap contracts	884,829
Dividends and interest receivable	65,887
Prepaid expenses and other assets	7,398
Total Assets	15,772,745
Liabilities:
Payable for Fund shares redeemed	27,992
Deposits from broker for swap contracts	550,000
Due to Adviser, net (Note 4)	4,331
Accrued distribution expenses	3,283
Accrued expenses and other liabilities	36,584
Total Liabilities	622,190
Net Assets	$15,150,555
Net Assets Consist of:
Capital stock	$34,327,555
Total distributable loss	(19,177,000)
Net Assets	$15,150,555
Calculation of Net Asset Value Per Share:
Net assets	$15,150,555
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	483,773
Net asset value, redemption price and offering price per share	$31.3175
Cost of Investments	$4,940,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2023

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100 Bull 1.25X Fund	Direxion Monthly NASDAQ-100 Bull 1.75X Fund
Investment Income:
Dividend income	$1,734,209	$17,531	$593,809
Interest income	357,681	97,317	6,950,556
Total investment income	2,091,890	114,848	7,544,365
Expenses:
Investment advisory fees (Note 4)	224,501	32,366	2,069,752
Distribution expenses (Note 4)	74,834	10,789	689,917
State registration fees	43,971	27,967	59,357
Accounting fees	32,711	4,713	301,242
Professional fees	31,712	13,129	209,540
Trustees' fees	11,937	1,697	109,626
Management service fees (Note 4)	7,427	1,069	68,433
Licensing fees	7,370	2,598	110,387
Insurance fees	6,084	864	55,867
Administration fees	3,706	524	33,872
Regulatory reporting fees	2,278	383	24,677
Interest expense	300	1,787	153,195
Report to shareholders	—	—	30,537
Other	—	1,274	29,713
Total expenses	446,831	99,160	3,946,115
Recoupment of expenses of Adviser (Note 4)	103,186	—	51,028
Less: Reimbursement of expenses from Adviser (Note 4)	(145,614)	(47,888)	(118,394)
Net expenses	404,403	51,272	3,878,749
Net investment income	1,687,487	63,576	3,665,616
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investments	(4,539,165)	231,452	—
Swap contracts	(1,676,106)	(73,321)	(42,597,095)
Contribution by Administrator (Note 4)	93	—	—
	(6,215,178)	158,131	(42,597,095)
Change in net unrealized appreciation on:
Investments	287,233	651,298	26,536,799
Swap contracts	85,413	1,001,924	110,380,644
	372,646	1,653,222	136,917,443
Net realized and unrealized gain (loss)	(5,842,532)	1,811,353	94,320,348
Net increase (decrease) in net assets resulting from operations	$(4,155,045)	$1,874,929	$97,985,964

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2023

	Direxion Monthly S&P 500 Bull 1.75X Fund	Direxion Monthly Small Cap Bull 1.75X Fund	Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund
Investment Income:
Dividend income	$640,259	$67,240	$127,271
Interest income	1,656,329	213,859	268,703
Total investment income	2,296,588	281,099	395,974
Expenses:
Investment advisory fees (Note 4)	582,133	71,495	84,745
Distribution expenses (Note 4)	194,044	23,832	28,248
Accounting fees	84,786	10,410	12,340
State registration fees	66,951	23,310	24,275
Professional fees	66,186	16,922	18,225
Interest expense	52,375	5,253	2,204
Trustees' fees	30,881	3,790	4,520
Management service fees (Note 4)	19,253	2,364	2,802
Insurance fees	15,738	1,931	2,304
Licensing fees	15,524	6,673	10,000
Report to shareholders	12,356	—	524
Administration fees	9,563	1,172	1,390
Regulatory reporting fees	6,947	853	1,015
Other	10,213	1,430	2,736
Total expenses	1,166,950	169,435	195,328
Recoupment of expenses of Adviser (Note 4)	17,261	425	—
Less: Reimbursement of expenses from Adviser (Note 4)	(83,997)	(35,917)	(40,584)
Net expenses	1,100,214	133,943	154,744
Net investment income	1,196,374	147,156	241,230
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investments	(1,388,707)	(45,545)	(323,471)
Swap contracts	582,843	(1,833,766)	(1,241,502)
	(805,864)	(1,879,311)	(1,564,973)
Change in net unrealized appreciation (depreciation) on:
Investments	5,525,256	170,481	11,840
Swap contracts	7,027,378	1,059,602	(2,209)
	12,552,634	1,230,083	9,631
Net realized and unrealized gain (loss)	11,746,770	(649,228)	(1,555,342)
Net increase (decrease) in net assets resulting from operations	$12,943,144	$(502,072)	$(1,314,112)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2023

Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund
Investment Income:
Interest income	$259,616
Total investment income	259,616
Expenses:
Investment advisory fees (Note 4)	44,157
Distribution expenses (Note 4)	14,719
State registration fees	25,268
Professional fees	14,264
Accounting fees	6,409
Licensing fees	10,000
Trustees' fees	2,317
Management service fees (Note 4)	1,458
Insurance fees	1,181
Interest expense	3,853
Administration fees	710
Regulatory reporting fees	522
Report to shareholders	243
Other	1,852
Total expenses	126,953
Less: Reimbursement of expenses from Adviser (Note 4)	(43,617)
Net expenses	83,336
Net investment income	176,280
Realized and unrealized gain on investments:
Net realized gain on: Swap contracts	13,771
13,771
Change in net unrealized appreciation on:
Swap contracts	862,533
862,533
Net realized and unrealized gain	876,304
Net increase in net assets resulting from operations	$1,052,584

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly High Yield Bull 1.2X Fund		Direxion Monthly NASDAQ-100 Bull 1.25X Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$1,687,487	$1,072,573	$63,576	$(145,308)
Net realized gain (loss)	(6,215,178)	(6,371,047)	158,131	(429,248)
Capital gain distributions from regulated investment companies	—	25	—	7
Change in net unrealized appreciation (depreciation)	372,646	(2,314,095)	1,653,222	(2,474,220)
Net increase (decrease) in net assets resulting from operations	(4,155,045)	(7,612,544)	1,874,929	(3,048,769)
Distributions to shareholders:
Net distributions to shareholders	(1,685,533)	(1,072,598)	—	(1,121,123)
Return of capital	—	(25,379)	—	—
Total distributions	(1,685,533)	(1,097,977)	—	(1,121,123)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	9,895,540	(63,611,438)	4,836,403	(9,488,754)
Total increase (decrease) in net assets	4,054,962	(72,321,959)	6,711,332	(13,658,646)
Net assets:
Beginning of year	19,002,371	91,324,330	7,281,333	20,939,979
End of year	$23,057,333	$19,002,371	$13,992,665	$7,281,333

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly High Yield Bull 1.2X Fund
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Value	Shares	Value
Shares sold	60,123,271	$1,000,428,146	65,364,368	$1,265,332,487
Shares issued in reinvestment of distributions	91,144	1,517,787	50,719	955,739
Shares redeemed	(59,950,832)	(992,050,393)	(68,514,147)	(1,329,899,664)
Net increase (decrease)	263,583	$9,895,540	(3,099,060)	$(63,611,438)
	Direxion Monthly NASDAQ-100 Bull 1.25X Fund
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Value	Shares	Value
Shares sold	1,307,169	$68,241,341	1,065,226	$65,986,672
Shares issued in reinvestment of distributions	—	—	17,405	1,121,123
Shares redeemed	(1,229,166)	(63,404,938)	(1,237,489)	(76,596,549)
Net increase (decrease)	78,003	$4,836,403	(154,858)	$(9,488,754)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly NASDAQ-100 Bull 1.75X Fund		Direxion Monthly S&P 500 Bull 1.75X Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$3,665,616	$(4,342,646)	$1,196,374	$(1,083,596)
Net realized loss	(42,597,095)	(12,286,486)	(805,864)	(136,594)
Capital gain distributions from regulated investment companies	—	476	—	97
Change in net unrealized appreciation (depreciation)	136,917,443	(210,731,593)	12,552,634	(29,083,123)
Net increase (decrease) in net assets resulting from operations	97,985,964	(227,360,249)	12,943,144	(30,303,216)
Distributions to shareholders:
Net distributions to shareholders	—	(65,443,199)	—	(10,832,010)
Total distributions	—	(65,443,199)	—	(10,832,010)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(10,708,097)	(29,097,368)	(15,626,460)	2,042,935
Total increase (decrease) in net assets	87,277,867	(321,900,816)	(2,683,316)	(39,092,291)
Net assets:
Beginning of year	273,423,295	595,324,111	85,871,736	124,964,027
End of year	$360,701,162	$273,423,295	$83,188,420	$85,871,736

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly NASDAQ-100 Bull 1.75X Fund
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Value	Shares	Value
Shares sold	3,644,115	$169,708,594	5,943,806	$396,980,772
Shares issued in reinvestment of distributions	—	—	816,074	64,938,722
Shares redeemed	(3,991,918)	(180,416,691)	(7,558,298)	(491,016,862)
Net decrease	(347,803)	$(10,708,097)	(798,418)	$(29,097,368)
	Direxion Monthly S&P 500 Bull 1.75X Fund
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Value	Shares	Value
Shares sold	2,599,212	$109,860,274	6,506,652	$336,165,445
Shares issued in reinvestment of distributions	—	—	180,659	10,750,672
Shares redeemed	(3,004,642)	(125,486,734)	(6,685,803)	(344,873,182)
Net increase (decrease)	(405,430)	$(15,626,460)	1,508	$2,042,935

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Small Cap Bull 1.75X Fund		Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$147,156	$(152,476)	$241,230	$(106,189)
Net realized loss	(1,879,311)	(6,277,320)	(1,564,973)	(3,005,475)
Capital gain distributions from regulated investment companies	—	40	—	30
Change in net unrealized appreciation (depreciation)	1,230,083	(789,687)	9,631	(819,770)
Net decrease in net assets resulting from operations	(502,072)	(7,219,443)	(1,314,112)	(3,931,404)
Distributions to shareholders:
Net distributions to shareholders	—	(174,006)	—	—
Total distributions	—	(174,006)	—	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	941,999	(5,543,394)	(298,991)	(16,286,689)
Total increase (decrease) in net assets	439,927	(12,936,843)	(1,613,103)	(20,218,093)
Net assets:
Beginning of year	10,576,961	23,513,804	5,146,383	25,364,476
End of year	$11,016,888	$10,576,961	$3,533,280	$5,146,383

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Small Cap Bull 1.75X Fund
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Value	Shares	Value
Shares sold	511,153	$36,072,300	422,525	$40,924,205
Shares issued in reinvestment of distributions	—	—	1,596	171,822
Shares redeemed	(504,227)	(35,130,301)	(480,726)	(46,639,421)
Net increase (decrease)	6,926	$941,999	(56,605)	$(5,543,394)
	Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Value	Shares	Value
Shares sold	2,049,343	$54,161,102	1,875,817	$62,638,945
Shares redeemed	(2,090,208)	(54,460,093)	(2,366,823)	(78,925,634)
Net decrease	(40,865)	$(298,991)	(491,006)	$(16,286,689)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$176,280	$(51,360)
Net realized gain	13,771	510,729
Capital gain distributions from regulated investment companies	—	5
Change in net unrealized appreciation	862,533	478,207
Net increase in net assets resulting from operations	1,052,584	937,581
Distributions to shareholders:
Net distributions to shareholders	—	—
Total distributions	—	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	11,447,563	(7,560,441)
Total increase (decrease) in net assets	12,500,147	(6,622,860)
Net assets:
Beginning of year	2,650,408	9,273,268
End of year	$15,150,555	$2,650,408

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Value	Shares	Value
Shares sold	768,876	$22,628,693	482,280	$11,710,372
Shares redeemed	(382,291)	(11,181,130)	(817,839)	(19,270,813)
Net increase (decrease)	386,585	$11,447,563	(335,559)	$(7,560,441)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

August 31, 2023

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (,000)	Total Expenses[2]	Net Expenses[2,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[2]	Total Expenses[3]	Net Expenses[3,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[7]
Direxion Monthly High Yield Bull 1.2X Fund
Year ended August 31, 2023	$16.7563	$0.9404	$0.9406	$0.0116	$0.9520	$(1.2108)	$—	$—	$(1.2108)	$16.4975	5.94%	$23,057	1.49%	1.35%	5.65%	1.49%	1.35%	5.65%	2,720%
Year ended August 31, 2022	21.5738	0.5016	0.5022	(3.4969)	(2.9953)	(1.7801)	—	(0.0421)	(1.8222)	16.7563	-14.45%	19,002	1.37%	1.35%	2.53%	1.37%	1.35%	2.53%	2,768%
Year ended August 31, 2021	20.3448	0.4224	0.4224	1.2803	1.7027	(0.4611)	—	(0.0126)	(0.4737)	21.5738	8.46%	91,324	1.33%	1.35%	2.00%	1.33%	1.35%	2.00%	1,181%
Year ended August 31, 2020	22.0134	0.6235	0.6237	(0.8951)	(0.2716)	(1.3765)	—	(0.0205)	(1.3970)	20.3448	-0.66%	74,100	1.38%	1.35%	2.93%	1.38%	1.35%	2.93%	1,713%
Year ended August 31, 2019	23.5163	0.9793	0.9824	(0.1176)	0.8617	(2.2150)	—	(0.1496)	(2.3646)	22.0134	4.44%	135,046	1.40%	1.37%	4.39%	1.38%	1.35%	4.41%	1,488%
Direxion Monthly NASDAQ-100 Bull 1.25X Fund
Year ended August 31, 2023	44.2492	0.7267	0.7471	12.7125	13.4392	—	—	—	—	57.6884	30.37%	13,993	2.30%	1.19%	1.47%	2.26%	1.15%	1.51%	1,037%
Year ended August 31, 2022	65.5581	(0.6681)	(0.5530)	(15.8640)	(16.5321)	—	(4.7768)	—	(4.7768)	44.2492	-27.50%	7,281	1.77%	1.35%	(1.15)%	1.57%	1.15%	(0.95)%	0%
Year ended August 31, 2021	52.5948	(0.6135)	(0.6118)	17.6713	17.0578	—	(4.0945)	—	(4.0945)	65.5581	34.93%	20,940	1.50%	1.15%	(1.13)%	1.50%	1.15%	(1.13)%	0%
Year ended August 31, 2020	32.4749	(0.1129)	(0.0921)	22.5010	22.3881	(2.2682)	—	—	(2.2682)	52.5948	72.08%	14,181	1.67%	1.20%	(0.29)%	1.62%	1.15%	(0.24)%	6,825%
Year ended August 31, 2019	33.1531	0.3204	0.3284	(0.8901)	(0.5697)	(0.1085)	—	—	(0.1085)	32.4749	-1.67%	17,314	1.62%	1.18%	1.03%	1.59%	1.15%	1.06%	0%
Direxion Monthly NASDAQ-100 Bull 1.75X Fund
Year ended August 31, 2023	42.3026	0.5854	0.6099	16.0915	16.6769	—	—	—	—	58.9795	39.42%	360,701	1.43%	1.41%	1.32%	1.37%	1.35%	1.38%	0%
Year ended August 31, 2022	81.9788	(0.6215)	(0.6161)	(29.7191)	(30.3406)	—	(9.3356)	—	(9.3356)	42.3026	-42.34%	273,423	1.33%	1.34%	(0.99)%	1.32%	1.33%	(0.98)%	0%
Year ended August 31, 2021	57.3092	(0.7967)	(0.7894)	31.5245	30.7278	—	(6.0582)	—	(6.0582)	81.9788	59.47%	595,324	1.33%	1.36%	(1.29)%	1.32%	1.35%	(1.28)%	0%
Year ended August 31, 2020	24.9700	(0.2361)	(0.2205)	32.7351	32.4990	(0.1598)	—	—	(0.1598)	57.3092	130.64%	427,572	1.42%	1.40%	(0.71)%	1.37%	1.35%	(0.66)%	124%
Year ended August 31, 2019	29.6100	0.1400	0.2200	(2.3400)	(2.2000)	—	(2.4400)	—	(2.4400)	24.9700	-6.42%	181,532	1.69%	1.66%	0.59%	1.38%	1.35%	0.90%	0%
Direxion Monthly S&P 500 Bull 1.75X Fund
Year ended August 31, 2023	40.9762	0.6496	0.6780	7.5918	8.2414	—	—	—	—	49.2176	20.11%	83,188	1.51%	1.42%	1.54%	1.44%	1.35%	1.61%	0%
Year ended August 31, 2022	59.6732	(0.5001)	(0.4943)	(13.3945)	(13.8946)	—	(4.8024)	—	(4.8024)	40.9762	-25.79%	85,872	1.36%	1.36%	(0.96)%	1.35%	1.35%	(0.95)%	0%
Year ended August 31, 2021	37.0026	(0.5495)	(0.5476)	23.9343	23.3848	—	(0.7142)	—	(0.7142)	59.6732	64.19%	124,964	1.33%	1.35%	(1.22)%	1.33%	1.35%	(1.22)%	0%
Year ended August 31, 2020	27.4400	(0.0608)	(0.0555)	9.9095	9.8487	(0.2861)	—	—	(0.2861)	37.0026	36.00%	93,419	1.42%	1.37%	(0.21)%	1.40%	1.35%	(0.19)%	221%
Year ended August 31, 2019	31.6400	0.1800	0.2600	(1.3400)	(1.1600)	(0.0000)[8]	(3.0400)	—	(3.0400)	27.4400	-2.70%	60,598	1.68%	1.64%	0.65%	1.39%	1.35%	0.94%	0%
Direxion Monthly Small Cap Bull 1.75X Fund
Year ended August 31, 2023	71.9042	1.0664	1.1045	(1.4435)	(0.3771)	—	—	—	—	71.5271	-0.52%	11,017	1.78%	1.41%	1.54%	1.72%	1.35%	1.60%	24%
Year ended August 31, 2022	115.4318	(0.9595)	(0.9553)	(41.6395)	(42.5990)	—	(0.9286)	—	(0.9286)	71.9042	-37.17%	10,577	1.60%	1.35%	(1.01)%	1.60%	1.35%	(1.01)%	33%
Year ended August 31, 2021	56.9002	(1.2566)	(1.2558)	59.7882	58.5316	—	—	—	—	115.4318	102.87%	23,514	1.54%	1.35%	(1.28)%	1.54%	1.35%	(1.28)%	0%
Year ended August 31, 2020	59.3800	(0.1257)	(0.1100)	(1.7271)	(1.8528)	(0.6270)	—	—	(0.6270)	56.9002	-3.35%	13,962	1.66%	1.38%	(0.22)%	1.63%	1.35%	(0.19)%	172%
Year ended August 31, 2019	97.0400	0.6100	0.6700	(31.5200)	(30.9100)	(0.0700)	(6.6800)	—	(6.7500)	59.3800	-32.04%	13,647	1.65%	1.43%	0.86%	1.57%	1.35%	0.94%	0%
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund
Year ended August 31, 2023	27.8810	0.5610	0.5662	(3.8574)	(3.2964)	—	—	—	—	24.5846	-11.82%	3,533	1.73%	1.37%	2.13%	1.71%	1.35%	2.15%	351%
Year ended August 31, 2022	37.5442	(0.2642)	(0.2636)	(9.3990)	(9.6632)	—	—	—	—	27.8810	-25.74%	5,146	1.66%	1.35%	(0.77)%	1.66%	1.35%	(0.77)%	144%
Year ended August 31, 2021	42.1433	(0.4026)	(0.4024)	(2.9204)	(3.3230)	—	(1.2761)	—	(1.2761)	37.5442	-8.06%	25,364	1.44%	1.35%	(1.04)%	1.44%	1.35%	(1.04)%	0%
Year ended August 31, 2020	40.7800	(0.2072)	(0.2050)	4.7203	4.5131	(0.4677)	(2.6821)	—	(3.1498)	42.1433	12.49%	49,645	1.49%	1.36%	(0.51)%	1.48%	1.35%	(0.50)%	74%
Year ended August 31, 2019	32.9200	0.3000	0.3100	7.5600	7.8600	—	—	—	—	40.7800	23.88%	47,172	1.56%	1.39%	0.83%	1.52%	1.35%	0.87%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

August 31, 2023

													RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (,000)	Total Expenses[2]	Net Expenses[2,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[2]	Total Expenses[3]	Net Expenses[3,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[7]
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund
Year ended August 31, 2023	$27.2709	$0.8986	$0.9183	$3.1480	$4.0466	$—	$—	$—	$—	$31.3175	14.84%	$15,151	2.16%	1.42%	2.99%	2.09%	1.35%	3.06%	0%
Year ended August 31, 2022	21.4288	(0.2380)	(0.2328)	6.0801	5.8421	—	—	—	—	27.2709	27.26%	2,650	2.28%	1.37%	(0.99)%	2.26%	1.35%	(0.97)%	0%
Year ended August 31, 2021	20.6527	(0.2934)	(0.2934)	1.0695	0.7761	—	—	—	—	21.4288	3.76%	9,273	2.57%	1.35%	(1.34)%	2.57%	1.35%	(1.34)%	0%
Year ended August 31, 2020	24.3400	(0.0606)	(0.0606)	(3.3051)	(3.3657)	(0.3216)	—	—	(0.3216)	20.6527	-14.07%	1,337	4.34%	1.35%	(0.26)%	4.34%	1.35%	(0.26)%	0%
Year ended August 31, 2019	30.5600	0.2600	0.2600	(6.4800)	(6.2200)	—	—	—	—	24.3400	-20.35%	2,332	3.54%	1.35%	0.89%	3.54%	1.35%	0.89%	0%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year.

2  Includes interest expense and extraordinary expense which is comprised of excise tax expense.

3  Excludes interest expense and extraordinary expense which is comprised of excise tax expense.

4  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, futures and swaps for the period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed by the investment adviser.

6  Net expenses include effects of any reimbursement or recoupment.

7  Portfolio turnover is not annualized and does not include effects of turnover of the swap or future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Funds

Notes to the Financial Statements

August 31, 2023

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has eight series, of which seven are included in this report: Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bull 1.75X Fund, Direxion Monthly S&P 500® Bull 1.75X Fund, Direxion Monthly Small Cap Bull 1.75X Fund, Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund and Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund (each a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The seven Funds included in this report offer only Investor Class shares.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Funds' investment objectives are to seek monthly investment results, before fees and expenses that correspond to the calendar month performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Fund with the word "Bear" in its name attempts to provide investment results that correlate negatively to the return of an index or benchmark.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly High Yield Bull 1.2X Fund	Solactive High Yield Beta Index	120%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	NASDAQ-100® Index	125%
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	NASDAQ-100® Index	175%
Direxion Monthly S&P 500® Bull 1.75X Fund	S&P 500® Index	175%
Direxion Monthly Small Cap Bull 1.75X Fund	Russell 2000® Index	175%
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	ICE U.S. Treasury 7-10 Year Bond Index	175%
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund		-175%

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, "Financial Services – Investment Companies".

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the U.S Bank Money Market Deposit Account, a U.S. dollar-denominated deposit account offered through U.S. Bank, to be a cash equivalent. The Funds are exposed to the credit risk of U.S. Bank through the holding of this cash equivalent. This cash equivalent is presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of August 31, 2023.

b) Investment Valuation – The Net Asset Value ("NAV") of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value

DIREXION ANNUAL REPORT

of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion High Yield Bull 1.2X Fund, Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund and the Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund (the "Fixed Income Funds") do not calculate their NAVs even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculates its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern Time, rather than the close of regular trading on the NYSE. Equity securities, exchange-traded funds ("ETFs") and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with an original maturity of 60 days or less are valued using the amortized cost method. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date.

Securities for which reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a "net basis". Consequently, a Fund's current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund's obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

DIREXION ANNUAL REPORT

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives ("OTC"), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2023, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following pages.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at August 31, 2023 is detailed in the following table. If such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	$329,149	$—	$260,000	$69,149	$—	$—	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	2,903,545	—	2,450,000	453,545	—	—	—	—
Direxion Monthly S&P 500® Bull 1.75X Fund	258,238	—	258,238[1]	—	—	—	—	—
Direxion Monthly Small Cap Bull 1.75X Fund	132,979	—	132,979[1]	—	—	—	—	—
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	—	—	—	—	35,802	—	35,802[1]	—
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	459,615	—	459,615[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly High Yield Bull 1.2X Fund	$177,733	$—	$—	$177,733	$—	$—	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	96,199	—	—	96,199	—	—	—	—
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	52,253,812	—	—	52,253,812	—	—	—	—

DIREXION ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly S&P 500® Bull 1.75X Fund	$1,443,198	$—	$—	$1,443,198	$—	$—	$—	$—
Direxion Monthly Small Cap Bull 1.75X Fund	100,422	—	—	100,422	—	—	—	—
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	—	—	—	—	40,262	—	40,262[1]	—
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	425,214	—	—	425,214	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

e) Investments in Other Investment Companies – A Fund may invest in another ETF or mutual fund, collectively defined as "investment companies". As a result, Fund shareholders indirectly bear the Fund's proportionate share of fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund's own operations. These costs are disclosed in the Fund's prospectus as Acquired Fund Fees and Expenses. Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

f) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made in the Funds' financial statements.

g) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 4.

h) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

DIREXION ANNUAL REPORT

The tax character of distributions during the years ended August 31, 2023 and August 31, 2022 were as follows:

	Year Ended August 31, 2023			Year Ended August 31, 2022
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Monthly High Yield Bull 1.2X Fund	$1,685,533	$—	$—	$1,072,598	$—	$25,379
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—	—	1,121,123	—	—
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	—	—	—	65,443,199	—	—
Direxion Monthly S&P 500® Bull 1.75X Fund	—	—	—	10,832,010	—	—
Direxion Monthly Small Cap Bull 1.75X Fund	—	—	—	174,006	—	—
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	—	—	—	—	—	—
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	—	—	—	—	—	—

As of August 31, 2023, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bull 1.75X Fund
Tax cost of investments	$23,654,651	$7,877,148	$191,991,698
Gross unrealized appreciation	588,376	852,190	96,944,312
Gross unrealized depreciation	(4,529,780)	(285,077)	(2,984,092)
Net unrealized appreciation/(depreciation)	$(3,941,404)	$567,113	$93,960,220
Undistributed ordinary income (loss)	1,954	27,963	1,780,224
Undistributed capital gain (loss)	—	—	—
Total distributable earnings (losses)	1,954	27,963	1,780,224
Other accumulated earnings (losses)	(30,152,874)	(4,794,018)	(127,998,271)
Total accumulated earnings (losses)	$(34,092,324)	$(4,198,942)	$(32,257,827)
	Direxion Monthly S&P 500® Bull 1.75X Fund	Direxion Monthly Small Cap Bull 1.75X Fund	Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund
Tax cost of investments	$51,425,800	$8,247,185	$2,829,329
Gross unrealized appreciation	7,490,337	577,047	4,757
Gross unrealized depreciation	(214,674)	(462,305)	(365,266)
Net unrealized appreciation/(depreciation)	$7,275,663	$114,742	$(360,509)
Undistributed ordinary income (loss)	660,881	83,098	197,048
Undistributed capital gain (loss)	—	—	—
Total distributable earnings (losses)	660,881	83,098	197,048
Other accumulated earnings (losses)	(7,982,228)	(8,319,199)	(7,306,190)
Total accumulated earnings (losses)	$(45,684)	$(8,121,359)	$(7,469,651)

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund
Tax cost of investments	$4,961,890
Gross unrealized appreciation	884,829
Gross unrealized depreciation	(21,890)
Net unrealized appreciation/(depreciation)	$862,939
Undistributed ordinary income (loss)	154,961
Undistributed capital gain (loss)	—
Total distributable earnings (losses)	154,961
Other accumulated earnings (losses)	(20,194,900)
Total accumulated earnings (losses)	$(19,177,000)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards and qualified late year loss deferrals.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

	Total Distributable Earnings/(Loss)	Capital Stock
Direxion Monthly High Yield Bull 1.2X Fund	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	(1,885,392)	1,885,392
Direxion Monthly S&P 500® Bull 1.75X Fund	(535,493)	535,493
Direxion Monthly Small Cap Bull 1.75X Fund	—	—
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	—	—
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	—	—

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2023, the permanent differences primarily relate to the utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of the fiscal year, August 31, 2023. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, August 31, 2023.

At August 31, 2023, no Funds deferred, on a tax basis, qualified late year losses.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

DIREXION ANNUAL REPORT

At August 31, 2023, the following Funds had capital loss carryforwards on a tax basis of:

	Unlimited ST	Unlimited LT	Annual Limitation
Direxion Monthly High Yield Bull 1.2X Fund	$19,482,552	$10,670,322	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	1,370,736	—	926
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	127,998,271	—	—
Direxion Monthly S&P 500® Bull 1.75X Fund	7,982,228	—	—
Direxion Monthly Small Cap Bull 1.75X Fund	8,319,199	—	—
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	7,065,653	240,537	—
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	20,194,900	—	—
Capital Loss Utilized:
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	9,001

In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund's losses have been subjected to an annual limitation. Direxion Monthly NASDAQ-100® Bull 1.25X Fund has $3,423,282 of capital losses that are subject to an annual limitation.

To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2023, open Federal and state income tax years include the tax years ended August 31, 2020 through August 31, 2023. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

i) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

j) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the year ended August 31, 2023. Purchases represent the aggregate purchases of investments excluding short-term investment purchases and swap contracts. Sales represent the aggregate sales of investments excluding proceeds from short-term investments and swap contracts.

Funds	Purchases	Sales
Direxion Monthly High Yield Bull 1.2X Fund	$691,011,149	$683,637,873
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	24,638,145	23,440,249
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	97,600,296	—
Direxion Monthly S&P 500® Bull 1.75X Fund	—	9,341,763
Direxion Monthly Small Cap Bull 1.75X Fund	2,528,925	1,076,026
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	17,146,072	17,967,349
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	—	—

DIREXION ANNUAL REPORT

There were no purchases or sales of long-term U.S. Government securities in the Funds during the year ended August 31, 2023.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund's average daily net assets at the annual rate of 0.75%.

Management Services Agreement: The Funds have entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Funds pays the Adviser a management service fees of 0.026% on the first $10,000,000,000 of the Fund's daily net assets and 0.024% on assets in excess of $10,000,000,000.

Operating Expense Limitation Agreement: Each Fund is responsible for its own operating expenses. Under the Operating Expense Limitation Agreement, the Adviser has contractually agreed to cap all or a portion of the expenses for each Fund based on the annual rates listed below applied to each Fund's average daily net assets.

Direxion Monthly High Yield Bull 1.2X Fund	1.35%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	1.15%
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	1.35%
Direxion Monthly S&P 500® Bull 1.75X Fund	1.35%
Direxion Monthly Small Cap Bull 1.75X Fund	1.35%
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	1.35%
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	1.35%

Any expense cap is subject to recoupment by the Adviser within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupments by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
Funds	Expenses Recouped	Expenses Reimbursed	August 31, 2024	August 31, 2025	August 31, 2026	Recoupment Amount
Direxion Monthly High Yield Bull 1.2X Fund	$103,186	$145,614	$—	$—	$75,105	$75,105
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	47,888	67,022	53,475	47,888	168,385
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	51,028	118,394	—	—	75,743	75,743
Direxion Monthly S&P 500® Bull 1.75X Fund	17,261	83,997	—	30,498	83,997	114,495
Direxion Monthly Small Cap Bull 1.75X Fund	425	35,917	39,982	38,003	35,917	113,902
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	—	40,584	35,897	43,334	40,584	119,815
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	—	43,617	49,028	46,998	43,617	139,643

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of August 31, 2023 is presented on the Statements of Assets and Liabilities as Due from (to) Adviser, net.

DIREXION ANNUAL REPORT

On March 31, 2023, U.S. Bancorp Fund Services, LLC contributed $93 to the Direxion Monthly High Yield Bull 1.2X Fund to reimburse the Fund for a loss on a NAV error. This contribution is presented on the Statement of Operations as Contribution by Administrator and does not have any impact on total return.

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets. Each Fund currently pays a 12b-1 fee of 0.25% of the respective Fund's average daily net assets.

Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter of the Funds and acts as the Funds' distributor in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds' securities as of August 31, 2023.

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Monthly High Yield Bull 1.2X Fund	$18,425,514	$1,110,000	$3,403,030	$177,733	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	5,794,587	2,224,326	5,797,227	425,348	—
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	186,810,218	43,984,343	76,829,473	55,157,357	—
Direxion Monthly S&P 500® Bull 1.75X Fund	40,470,486	16,529,541	24,963,515	1,701,436	—
Direxion Monthly Small Cap Bull 1.75X Fund	5,706,585	2,421,941	2,783,709	233,401	—
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	1,693,412	851,472	1,083,959	—	(76,064)
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	—	4,940,000	9,858,571	884,829	—

For further information regarding each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as

DIREXION ANNUAL REPORT

the reason(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how a fund accounts for derivative instruments and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2023, the Funds were invested in swap contracts.

At August 31, 2023, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Credit Risk	Equity Risk	Interest Rate Risk	Total
Direxion Monthly High Yield Bull 1.2X Fund	$177,733	$—	$—	$177,733
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	425,348	—	425,348
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	—	55,157,357	—	55,157,357
Direxion Monthly S&P 500® Bull 1.75X Fund	—	1,701,436	—	1,701,436
Direxion Monthly Small Cap Bull 1.75X Fund	—	233,401	—	233,401
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	—	—	884,829	884,829

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Credit Risk	Equity Risk	Interest Rate Risk	Total
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	$—	$—	$76,064	$76,064

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the year ended August 31, 2023, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Credit Risk	Equity Risk	Interest Rate Risk	Credit Risk	Equity Risk	Interest Rate Risk
Direxion Monthly High Yield Bull 1.2X Fund	Swap Contracts	$(1,676,106)	$—	$—	$85,413	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Swap Contracts	—	(73,321)	—	—	1,001,924	—
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	Swap Contracts	—	(42,597,095)	—	—	110,380,644	—
Direxion Monthly S&P 500® Bull 1.75X Fund	Swap Contracts	—	582,843	—	—	7,027,378	—
Direxion Monthly Small Cap Bull 1.75X Fund	Swap Contracts	—	(1,833,766)	—	—	1,059,602	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Credit Risk	Equity Risk	Interest Rate Risk	Credit Risk	Equity Risk	Interest Rate Risk
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	Swap Contracts	$—	$—	$(1,241,502)	$—	$—	$(2,209)
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	Swap Contracts	—	—	13,771	—	—	862,533

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the year ended August 31, 2023, the average quarterly volume of the derivatives held by each of the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts
Direxion Monthly High Yield Bull 1.2X Fund	$12,571,464	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	5,115,539	—
Direxion Monthly NASDAQ-100® Bull 1.75X Fund	388,743,964	—
Direxion Monthly S&P 500® Bull 1.75X Fund	98,605,355	—
Direxion Monthly Small Cap Bull 1.75X Fund	11,817,467	—
Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund	9,417,484	—
Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund	—	13,013,408

The Funds utilize this volume of derivatives to obtain leverage to meet the investment objectives of 120%, 125%, 175%, and -175% calendar month performance of their respective indices.

7.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

The Direxion Monthly High Yield Bull 1.2X Fund paid an income distribution in the amount of $0.0477 per share with a record date of September 15, 2023 and ex-date and payable date of September 18, 2023.

The Direxion Monthly High Yield Bull 1.2X Fund paid an income distribution in the amount of $0.0708 per share with a record date of October 16, 2023 and ex-date and payable date of October 17, 2023.

DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bull 1.75X Fund, Direxion Monthly S&P 500® Bull 1.75X Fund, Direxion Monthly Small Cap Bull 1.75X Fund, Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund and Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund and the Board of Trustees of Direxion Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bull 1.75X Fund, Direxion Monthly S&P 500® Bull 1.75X Fund, Direxion Monthly Small Cap Bull 1.75X Fund, Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund and Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund (collectively referred to as the "Funds"), (7 of the funds constituting Direxion Funds) (the "Trust")), including the schedules of investments, as of August 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (7 of the funds constituting Direxion Funds) at August 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
October 26, 2023

DIREXION ANNUAL REPORT

Direxion Funds

Supplemental Information (Unaudited)

For the year ended August 31, 2023, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0% for each of the Funds.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending August 31, 2023. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2023 was 0% for each of the Funds.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Amended & Restated Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the Trust, on behalf of the Direxion Monthly S&P 500® Bull 1.75X Fund, Direxion Monthly NASDAQ-100® Bull 1.75X Fund, Direxion Monthly Small Cap Bull 1.75X Fund, Direxion Monthly 7-10 Year Treasury Bull 1.75X Fund, Direxion Monthly 7-10 Year Treasury Bear 1.75X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund and the Direxion Monthly High Yield Bull 1.2X Fund, each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds." The Funds seek monthly investment results, before fees and expenses, of a multiple or an inverse multiple of an underlying index.

At a meeting held on August 24, 2023, the Board, including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 10, 2023 and August 24, 2023 and at their meeting on May 17, 2023. The Board, including the Independent Trustees, determined that the terms of the Agreement for each Fund were fair and reasonable and in the best interests of each Fund's shareholders.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser reasonably believed to be necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Information regarding the advisory services provided by the Adviser to each Fund;

•  The investment objectives of the Funds, which require monthly rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking mutual funds;

•  The level of attention required by the Adviser due to the frequent and large trading activity in the various Funds;

•  Information about the professional qualifications of those employees primarily responsible for providing investment advisory services to the Funds;

•  Information regarding the various components of the contractual fee rates for the prior fiscal year and the contractual fee cap provided by the Operating Expense Limitation Agreement;

•  Information regarding advisory fees earned and waivers/reimbursements made by the Adviser in connection with providing services to the Funds for the prior fiscal year, including assessments by an independent consultant ("Consultant") of economies of scale;

•  Information regarding the services provided by and the fees paid to the Adviser under the Management Services Agreement;

•  Fund performance information, including in terms of tracking error relative to the underlying index on a statistical and model basis;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the costs investors would incur if they sought to implement independently the Funds' strategies within their personal portfolios;

•  The Adviser's Form ADV;

•  Information regarding the financial condition and profitability of the Adviser, including assessments by the Consultant of the appropriateness of the Adviser's methodology for calculating profitability and presenting profitability metrics, and considerations related to the evaluation of industry profit margins; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and Trust procedures.

The Board considered that, with respect to each Fund, it had also received information relevant to its consideration since the Fund's inception and, most recently, throughout the past year at executive sessions and regular Board meetings in connection with its oversight of the Funds, including information bearing on the Funds' performance. The Board received a memorandum from legal counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by independent legal counsel with respect to the Board's deliberations.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

For each Fund, the Board considered, among other matters, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees under other contracts entered into by Adviser, with comparable clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement, and each Trustee may have afforded different weight or importance to different factors.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services to be provided by the Adviser under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past, and it considered that those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel, operations, systems and processes required to manage the Funds effectively, and noted that these systems and processes have been consistently enhanced over time and may not be present at other investment advisers. In particular the Board considered, as applicable: (1) the Adviser's success in achieving each Fund's monthly leveraged investment objective, including its ability to adapt to changes in the level of assets under management and changes in certain Funds' stated leverage amount; (2) the techniques the Adviser uses in managing leverage, which include developing index optimization and representative sampling investment strategies for certain Funds as well as specialized skills for trading complex financial instruments; (3) information regarding the Adviser's management of derivatives trading on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Adviser's ability to manage certain Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the Adviser's adherence to the Funds' compliance policies and procedures; and (6) the size, professional experience and skills of the Adviser's portfolio management, trading, risk, compliance and legal staff as well as the Adviser's ability to recruit, train and retain personnel with the experience and expertise necessary to operate the Funds. The Board considered that the Adviser oversees all aspects of the operation of the Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by the Funds in light of the investment advisory services provided by the Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so by utilizing a margin account or other means. The Board reviewed information provided by the Adviser comparing the hypothetical cost for shareholders to replicate the Funds' leveraged or inverse investment strategies by means other than through an investment in a Fund. The Board noted that in past years the Consultant had reviewed such cost comparison information and determined that the methodology used to calculate it was comprehensive and reflected a sound and objective approach to measuring the cost comparison. The Board concluded that an investor would need to devote significant time to managing his or her portfolio in order to implement independently any Fund's investment strategy and that seeking to do so would be more expensive than investing in a Fund in many cases, even cost-prohibitive in certain cases. From this perspective, the Board noted the cost effectiveness for investors of investing in the Funds to achieve certain investment objectives.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of fee rates paid by other registered investment companies offering strategies similar in nature to the Fund. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' contractual advisory fees, expense limitation levels, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective and, if applicable, industry focus ("Peer Group"). The Board noted the difficulty in compiling broad and diverse Peer Groups because, by design, certain Funds are unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

and operations. The Board also noted that in past years the Consultant had reviewed the Adviser's peer selection methodology and resulting Peer Groups and determined that the methodology was reasonable, well-documented, transparent, repeatable and well within industry standards and resulted in valid Peer Groups for the Funds.

The Board noted that the Peer Group reports included the contractual advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees, for each Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under an Operating Expense Limitation Agreement. The Board also noted that currently all of the Funds were operating above the expense cap established by the applicable Operating Expense Limitation Agreement and enjoying the benefit of waivers and/or reimbursements by the Adviser.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2023 and June 30, 2022. In this regard, the Board considered each Fund's monthly returns versus model returns ("Tracking Difference"), the standard deviation of the Tracking Differences ("Statistical Tracking Error"), and a tracking error analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year period ended June 30, 2023. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its target model performance was generally within expected ranges during the reviewed periods, particularly in light of increased interest rates, which contributed significantly to larger Tracking Differences. The Board considered that, given the investment objectives of the Funds, the Funds' Tracking Difference and the Statistical Tracking Error were more meaningful indicia of the quality of the Adviser's management than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser. The Board reviewed information about the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund to the Adviser and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to monthly portfolio management activities (including rebalancing of the Funds), regulatory compliance, and entrepreneurial risk. The Board reviewed a report provided by the Adviser on other investment advisers' profitability, which was compiled using publicly available information and considered information provided by the Consultant regarding the profitability of closely held advisers. The Board recognized that it is difficult to evaluate the relative profitability of investment advisory firms, including the Adviser, because many such firms are closely held and do not make such information publicly available. To the extent such information is available for publicly held investment advisers by virtue of their being required to disclose it in various SEC filings, the Board recognized that such reported information is affected by numerous factors that may be unique to the reporting adviser, including the nature of a reporting party's fund shareholder base, the structure of the adviser, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income (rather than gross income) net of distribution and marketing expenses. The Board also noted that the Consultant had reviewed the profitability information provided by the Adviser and concluded that the Adviser's methodology for assessing and presenting its profitability annually is transparent, consistent year over year, and that the materials requested by and provided to the Board were extensive, thoughtful and robust, providing a reasonable basis for the Board's deliberations.

Economies of Scale. The Board reviewed the Adviser's fee schedule for each Fund and noted the absence of breakpoints in the fee schedule. The Board accordingly considered the extent to which economies of scale or other efficiencies may result from increases in the Funds' net assets and be shared with Fund shareholders. The Board reviewed a report from the Consultant that examined the Adviser's approach to sharing economies of scale, to the extent available, with the Funds. The Board noted the report's finding that breakpoints are not ubiquitous in the industry and that it is even less common for funds to reach the asset level where breakpoints reduce the fees charged to funds. The Board also noted the report's finding that smaller funds may benefit more from expense caps, such as those employed by the Funds, than breakpoints. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted by most of the Funds, the Board concluded that the Funds have not yet achieved sufficient asset levels to benefit from economies of scale. The Board noted that it will continue to monitor fees and expenses as the Funds grow in size and assess whether fee breakpoints may be warranted.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

Other Benefits. The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from the relationship to the Funds. Such benefits may include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Adviser.

Conclusion. Based on, but not limited to, the above considerations, the Board, including the Independent Trustees, determined that the Agreement for the Funds is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement with respect to each Fund.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 55	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	120	None.
Angela Brickl(2) Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Chief Executive Officer, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	120	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Report, offers for sale to the public 76 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this Report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	120	None.
Kathleen M. Berkery Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	120	None.
Carlyle Peake Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	120	None.
Mary Jo Collins Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020 – 2022; Director, Royal Bank of Canada, 2014 – 2020.	120	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Report, offers for sale to the public 76 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this Report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 47	Chief Executive Officer	Since 2022
			Chief Executive Officer, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 42	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 50	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 34	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Report, offers for sale to the public 76 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this Report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Alyssa Sherman Age: 34	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Report, offers for sale to the public 76 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this Report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

ANNUAL REPORT AUGUST 31, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxion.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to February 28, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Annual
Report

Hilton Tactical Income Fund

AUGUST 31, 2023

TICKERS:

INVESTOR CLASS - HCYAX | INSTITUTIONAL CLASS - HCYIX

1301 Avenue of the Americas (6th Avenue), 28th Floor | New York, New York 10019 | (800) 851-0511

www.direxion.com

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	8
Expense Example (Unaudited)	9
Allocation of Portfolio Holdings (Unaudited)	10
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Investment Advisory and Subadvisory Agreement Approvals (Unaudited)	25
Trustees and Officers (Unaudited)	28

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report is for the Hilton Tactical Income Fund (the "Fund") and covers the period from September 1, 2022 to August 31, 2023 (the "Annual Period"). Rafferty Asset Management, LLC serves as adviser to the Fund (the "Adviser") and Hilton Capital Management, LLC serves as the Fund's subadviser (the "Subadviser"). The Fund offers an Institutional Class and Investor Class.

Fund & Market Commentary:

The Institutional Class posted a return of 1.37% and the Investor Class 1.12% during the Annual Period. The Fund's benchmark, a blend of 60% of the Bloomberg U.S. Intermediate Government/Credit Bond Index and 40% S&P 500® Index, returned 6.76% for the Annual Period.

The Fund's 30-day SEC Yield at August 31, 2023 was 3.29% and 3.04% for the Institutional Class and Investor Class, respectively.

During the Annual Period the makeup of the fund portfolio became slightly more aggressive as the portfolio management team adjusted to the rebound-nature of the economy, and markets, following a very negative 2022 environment. 2022 was the first year since 1969 both equity and fixed income markets delivered negative returns. For the calendar year the S&P 500 Index was down over 18% and the Bloomberg Intermediate Government/Credit Total Return Index was down over 8%. The burn off effects of unprecedented stimulus during the Covid crisis created new highs in the US government debt levels, and resulted in a rate of inflation last seen in the 1970's. The resulting monetary policy response by the Federal Reserve to hike short-term rates significantly, and quickly, to stem inflation, caught many market participants off guard. In March of 2023 we saw a quick, but painful, bank crisis develop where three mid-to-large sized banks went under due to a duration mismatch on their books. Low-rate long term loans, against suddenly higher rate short-term deposit obligations, left them off sides. As a result, the U.S. Treasury had to step in and insure and backstop the entire customer base of each bank. This resulted in other banks, and non-bank lenders, tightening their lending standards, which acts as a governor on economic growth. Surprisingly, the economy was able to still grow through the first three quarters of 2023 on the back of two different inputs — consumers who were still spending saved up stimulus payments or reemerging from Covid self-isolation, and the flow through of several large government spending initiatives such as the CHIP's Act and the Inflation Reduction Act. In light of this slow-burn growth in the overall economy, the portfolio team positioned the portfolio slightly more "risk on" to capture some market appreciation while it lasted.

Those familiar with the tactical nature of our portfolio have seen the portfolio team adjust the overall risk profile of the security mix over time. These changes are all driven by our global macro outlook. When we think of risk, there are several levers we can flip to express our risk appetite. The simplest one is the percentage of equity securities in the portfolio. We consider 40% to be neutral. On the fixed income side, there is a mix between corporate debt and government debt, with government debt being higher rated and less risky. The third lever we can flip is the duration, or interest rate sensitivity in the portfolio. Knowing this, the cash weighting remained relatively stable, from 3.5% to 3.6%, during the Annual Period. The equity weighting was increased from 34% to 40.6%, thus expressing our opinion that the economy was in a slow-burn to the positive and not in immediate risk of recession. Even so, we remained overweight in more defensive sectors such as health care and consumer staples. Conversely, our fixed income weighting decreased from 62.5% to 55.8%. The makeup was still predominately government debt, thus staying higher up in the credit scale. On the duration front, late in the Annual Period we began taking our portfolio duration from 3% to about 3.5% as we got comfortable that most of the Federal Reserve tightening was done. One of the benefits of a higher rate environment was our ability to increase the overall yield in the portfolio from roughly 2.9% to 3.2%, with opportunities to continue increasing that income stream many of our investors look for.

DIREXION ANNUAL REPORT
4

Principal Investment Strategy:

The Hilton Tactical Income Fund primarily seeks income, with a secondary investment objective of capital appreciation consistent with the preservation of capital. The Fund employs a disciplined approach to balancing fixed income investments, with historically higher income producing equity investments, focusing on minimizing absolute risk and volatility. The Subadviser generally seeks to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation but may also invest in options to attempt to hedge volatility and portfolio risks. The securities in which the Fund may invest include domestic and foreign, including emerging markets, common and preferred stocks of any market capitalization, closed-end funds and exchanged traded-funds ("ETFs"), master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), and a variety of debt instruments of any maturity, including corporate bonds, exchanged-traded notes ("ETNs"), municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Consistent with that intention, the Fund shall invest no more than 25% of its total assets in securities of MLPs.

REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

The Subadviser's investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. For the Fund's equity portfolio, the Subadviser reviews a broad array of possible income-producing investments and then analyzes company-specific fundamental research to understand a company's dividend policy, relative value and balance sheet. Investments are selected for the Fund's portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

The Subadviser has a two-tier approach to managing the Fund's fixed income portfolio. First, it considers a long-term strategic investment view. Second, it buys and sells fixed income securities opportunistically in response to short-term market, economic, political, or other developments. The objective of the Subadviser's fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate-term fixed income investments such as U.S. government bonds. As a result, the Fund may invest up to 30% in high yield debt or "junk bonds" (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor's Rating Service, Inc. or lower than Baa3 by Moody's Investors Service, Inc. or, if unrated, determined by the Subadviser to be of comparable quality). The Fund may invest in fixed income securities of any duration and may include foreign bonds that meet the Subadviser's investment criteria. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, a five-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

The Subadviser's investment team has the flexibility to change the Fund's asset allocation to reflect its outlook on market conditions and may reallocate the Fund's investments between asset classes in an attempt to improve the Fund's total return and reduce volatility. Volatility in the markets provides the Subadviser with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress. The Subadviser makes asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the discretion of the Subadviser, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) cash flow flexibility. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

DIREXION ANNUAL REPORT
5

As we approach the 10-year anniversary of the Hilton Tactical Income Fund, Hilton Capital would like to thank our investors who have been on this journey with us. Ten years for a mutual fund is a historic milestone, and we realize we would not have made it here without you.

Regards,

William J. Garvey	Craig O'Neill	Alex Oxenham
Hilton Capital Management, LLC	Hilton Capital Management, LLC	Hilton Capital Management, LLC

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For most recent month-end performance information please visit www.direxion.com or call 1.800.851.0511.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. To obtain a prospectus or summary prospectus, please contact the Direxion Funds at 1.800.851.0511 or visit www.direxion.com. The Fund's prospectus or summary prospectus should be read carefully before investing.

Risks of the Fund – Mutual fund investing involves risk. Principal loss is possible. The Fund's strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and ADRs which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic and regulatory expenses. The fund may invest in MLPs which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and nonrated securities presents a greater risk of loss to principal and interest than higher-rated securities. Income from municipal securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Because the Fund invests in ETFs and ETNs, it is subject to additional risks that do not apply to conventional mutual funds. ETF risks includes the risks that the market price of the shares may trade at a discount to its net asset value, an active secondary trading market may not develop or maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund's ability to sell its shares. ETN risks includes the risks that the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities' markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt. Please read the prospectus for a more complete description of these and other risks of the Fund.

DIREXION ANNUAL REPORT
6

Index Descriptions – Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

The Bloomberg Intermediate U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Bond Index with less than 10 years to maturity. The index includes investment grade, U.S. dollar-denominated, fixed-rate treasuries, government-related and corporate securities.

The S&P 500® Index is one of the most commonly used benchmarks for the overall U.S. Stock Market. It is a market value weighted index and each stock's weight is proportionate to its market value.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
7

Hilton Tactical Income Fund

Performance Summary (Unaudited)

September 16, 20131 - August 31, 2023

Investment Objective: Primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital.

	Average Annual Total Return as of August 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Hilton Tactical Income Fund – Institutional Class	1.37%	3.33%	2.68%	4.47%
Hilton Tactical Income Fund – Investor Class	1.12%	3.07%	2.41%	4.20%
60% Bloomberg U.S. Intermediate Government/Credit Bond Index 40% S&P 500® Index Blend	6.76%	2.78%	5.44%	5.99%
Bloomberg U.S. Intermediate Government/Credit Bond Index	0.55%	-2.58%	1.16%	1.48%
S&P 500® Index	15.94%	10.52%	11.12%	12.42%

This chart illustrates the performance of a hypothetical $10,000 investment made on the inception date of each share class of the Fund, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Bloomberg U.S. Intermediate Government/Credit Bond Index and S&P 500® Index, the Fund's benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The Fund may impose a 1.00% redemption fee on Institutional Class shares and Investor Class shares redeemed (through sales or exchanges) within 30 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

On June 30, 2018, the Fund's Class A shares were redesignated as Investor Class shares. For the period from June 1, 2015 through June 29, 2018, purchases of the former Class A shares were charged an up-front sales charge of 5.50%. For the period from September 16, 2013 (fund inception) to June 1, 2015 and for the period June 30, 2018 to August 31, 2018, this up-front sales charge was not charged. The effect of this sales charge is not reflected in the total return presented in the above table.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. The gross expense ratio per the prospectus dated December 29, 2022 is 1.52% and 1.27% for the Investor and Institutional Shares, respectively.

1  Commencement of operations.

DIREXION ANNUAL REPORT
8

Expense Example (Unaudited)

August 31, 2023

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2023 – August 31, 2023).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example Table (Unaudited)

August 31, 2023

	Annualized Expense Ratio	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*
Hilton Tactical Income Fund Institutional Class
Based on actual fund return	0.87%	$1,000.00	$1,035.80	$4.46
Based on hypothetical 5% return	0.87%	1,000.00	1,020.82	4.43
Hilton Tactical Income Fund Investor Class
Based on actual fund return	1.12%	1,000.00	1,034.00	5.74
Based on hypothetical 5% return	1.12%	1,000.00	1,019.56	5.70

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of March 1, 2023 to August 31, 2023), then divided by 365.

DIREXION ANNUAL REPORT
9

Allocation of Portfolio Holdings (Unaudited)

August 31, 2023

	U.S. Government Obligations	Common Stock	Investment Companies	Corporate Bonds	Preferred Stocks	Cash*	Total
Hilton Tactical Income Fund	33%	28%	20%	14%	2%	3%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash and other assets less liabilities.

DIREXION ANNUAL REPORT
10

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2023

Shares/ Principal		Fair Value
U.S. GOVERNMENT OBLIGATIONS - 33.0%
	U.S. Treasury Note
7,705,000	4.25%, 10/15/2025	$7,618,018
3,750,000	4.00%, 12/15/2025	3,689,356
3,615,000	3.25%, 06/30/2027	3,470,259
9,525,000	4.13%, 09/30/2027	9,436,075
7,705,000	3.88%, 12/31/2027	7,563,541
4,730,000	3.63%, 03/31/2028	4,597,615
1,500,000	5.50%, 08/15/2028	1,579,746
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $38,657,988)	$37,954,610
COMMON STOCKS - 27.8%
Banks - 0.8%
3,295	Cullen/Frost Bankers, Inc.	$311,476
4,290	JPMorgan Chase & Co.	627,756
		939,232
Beverages - 1.9%
6,185	PepsiCo, Inc.	1,100,435
18,505	The Coca-Cola Co.	1,107,154
		2,207,589
Capital Markets - 1.7%
7,890	Ares Management Corp.	816,142
4,895	The Blackstone Group, Inc.	520,681
1,670	The Goldman Sachs Group, Inc.	547,276
		1,884,099
Commercial Services & Supplies - 1.2%
9,920	Republic Services, Inc.	1,429,770
Communications Equipment - 1.1%
22,130	Cisco Systems, Inc.	1,269,155
Consumer Staples Distribution & Retail - 1.3%
9,385	Walmart, Inc.	1,526,095
Financial Services - 0.8%
3,625	Visa, Inc.	890,590
Food Products - 0.5%
6,800	McCormick & Co., Inc.	558,144
Health Care Equipment & Supplies - 1.2%
2,840	Becton, Dickinson and Co.	793,638
4,900	Zimmer Biomet Holdings, Inc.	583,688
		1,377,326
Health Care Providers & Services - 1.4%
3,170	Cencora, Inc.	557,857
2,245	UnitedHealth Group, Inc.	1,069,922
		1,627,779
Hotels, Restaurants & Leisure - 1.0%
4,220	McDonald's Corp.	1,186,453
IT Services - 3.0%
3,415	Accenture PLC (Ireland)	1,105,675
11,950	Booz Allen Hamilton Holding Corp.	1,354,054
8,150	Thomson Reuters Corp.	1,049,639
		3,509,368
Shares/ Principal		Fair Value
Pharmaceuticals - 3.3%
21,745	AstraZeneca PLC (United Kingdom)	$1,474,746
1,030	Eli Lilly & Co.	570,826
4,895	Merck & Co., Inc.	533,457
3,365	Novo Nordisk A/S (Denmark)	624,612
15,310	Roche Holding AG (Switzerland)	560,805
		3,764,446
Professional Services - 0.5%
4,550	Paychex, Inc.	556,146
Semiconductors & Semiconductor Equipment - 1.1%
4,115	Applied Materials, Inc.	628,607
5,645	Taiwan Semiconductor Manufacturing Co Ltd. (China)	528,203
		1,156,810
Software - 2.6%
9,165	Microsoft Corp.	3,003,920
Specialty Retail - 1.5%
9,890	The TJX Companies, Inc.	914,627
3,720	Tractor Supply Co.	812,820
		1,727,447
Technology Hardware, Storage & Peripherals - 2.3%
14,305	Apple, Inc.	2,687,480
Textiles, Apparel & Luxury Goods - 0.6%
6,400	NIKE, Inc.	650,944
	TOTAL COMMON STOCKS (Cost $24,408,559)	$31,952,793
INVESTMENT COMPANIES - 19.7%
20,990	Alerian MLP ETF	$863,319
27,795	Ares Capital Corp.	541,724
63,490	Communication Services Select Sector SPDR Fund	4,300,178
35,605	Energy Select Sector SPDR Fund	3,165,997
80,515	Janus Henderson AAA CLO ETF	4,053,125
98,275	JPMorgan Nasdaq Equity Premium Income ETF	4,815,475
53,300	SPDR Blackstone Senior Loan ETF	2,244,996
17,300	Utilities Select Sector SPDR Fund	1,089,208
20,605	Vanguard Short-Term Corporate Bond ETF	1,561,859
	TOTAL INVESTMENT COMPANIES (Cost $21,825,061)	$22,635,881
CORPORATE BONDS - 14.1%
Aerospace & Defense - 0.9%
	Lockheed Martin Corp.
565,000	3.55%, 01/15/2026	$547,058
	Raytheon Technologies Corp.
570,000	4.13%, 11/16/2028	544,197
		1,091,255
Banks - 1.4%
	The PNC Financial Services Group, Inc.
460,000	5.35%, 12/02/2028	453,369

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
11

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2023

Shares/ Principal		Fair Value
Banks (continued)
	Truist Financial Corp.
560,000	5.90%, 10/28/2026	$558,541
	U.S. Bancorp
560,000	5.73%, 10/21/2026	559,847
		1,571,757
Biotechnology - 0.4%
	Amgen, Inc.
510,000	2.60%, 08/19/2026	474,275
Broadline Retail - 0.7%
	Amazon.com, Inc.
840,000	4.60%, 12/01/2025	833,965
Capital Markets - 0.6%
	Fidus Investment Corp.
200,000	3.50%, 11/15/2026	173,790
	The Charles Schwab Corp.
575,000	4.63%, 03/22/2030	559,668
		733,458
Consumer Finance - 0.5%
	Toyota Motor Credit Corp.
585,000	4.63%, 01/12/2028	579,131
Consumer Staples Distribution & Retail - 0.7%
	Walmart, Inc.
795,000	3.95%, 09/09/2027	776,518
Financial Services - 1.3%
	Berkshire Hathaway, Inc.
600,000	3.13%, 03/15/2026	575,516
	John Deere Capital Corp.
525,000	4.15%, 09/15/2027	512,786
	Mastercard, Inc.
420,000	4.88%, 03/09/2028	421,551
		1,509,853
Food Products - 0.2%
	The Hershey Company
275,000	4.25%, 05/04/2028	271,453
Household Products - 0.5%
	The Procter & Gamble Company
570,000	3.95%, 01/26/2028	559,746
Insurance - 0.5%
	Marsh & McLennan Cos, Inc.
585,000	4.38%, 03/15/2029	566,665
Interactive Media & Services - 0.5%
	Meta Platforms, Inc.
600,000	3.50%, 08/15/2027	571,895
IT Services - 1.4%
	Equinix, Inc.
715,000	2.63%, 11/18/2024	689,264
	Fiserv, Inc.
585,000	2.75%, 07/01/2024	570,214
	PayPal Holdings, Inc.
330,000	3.90%, 06/01/2027	319,217
		1,578,695
Shares/ Principal		Fair Value
Media - 0.4%
	Comcast Corp.
475,000	4.15%, 10/15/2028	$458,091
Pharmaceuticals - 0.9%
	Bristol-Myers Squibb Co.
590,000	2.90%, 07/26/2024	576,787
	Pfizer, Inc.
455,000	3.60%, 09/15/2028	433,683
		1,010,470
Retail REITs - 0.5%
	Realty Income Corp.
590,000	4.85%, 03/15/2030	571,844
Semiconductors & Semiconductor Equipment - 0.5%
	Texas Instruments, Inc.
565,000	4.60%, 02/15/2028	562,396
Software - 1.0%
	Microsoft Corp.
835,000	3.13%, 11/03/2025	805,939
	Oracle Corp.
345,000	2.88%, 03/25/2031	291,896
		1,097,835
Specialty Retail - 0.5%
	Lowe's Companies, Inc.
575,000	4.40%, 09/08/2025	564,748
Technology Hardware, Storage & Peripherals - 0.7%
	Apple, Inc.
865,000	4.00%, 05/10/2028	845,615
	TOTAL CORPORATE BONDS (Cost $16,592,543)	$16,229,665
PREFERRED STOCKS - 1.9%
Banks - 1.0%
	Citigroup, Inc.
15,025	6.88%, 11/15/2023	$377,578
	KeyCorp
6,000	6.20%, 12/15/2170	120,300
	Pinnacle Financial Partners, Inc.
15,000	6.75%, 09/01/2025	339,000
	Wintrust Financial Corp.
15,050	6.88%, 07/15/2025	352,622
		1,189,500
Capital Markets - 0.6%
	Atlantic Union Bankshares Corp.
18,250	6.88%, 09/01/2025	373,213
	WesBanco, Inc.
14,450	6.75%, 11/15/2025	325,125
		698,338
Insurance - 0.3%
	The Allstate Corp.
12,470	7.38%, 07/15/2028	329,831
	TOTAL PREFERRED STOCKS (Cost $2,441,933)	$2,217,669

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
12

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2023

Shares/ Principal		Fair Value
SHORT TERM INVESTMENTS - 2.5%
Money Market Funds - 2.5%
2,889,277	Fidelity Investments Money Market Funds Government Portfolio Institutional Class, 5.25% (a)	$2,889,277
	TOTAL SHORT TERM INVESTMENTS (Cost $2,889,277)	$2,889,277
	TOTAL INVESTMENTS - 99.0% (Cost $106,815,361)	$113,879,895
	Other Assets in Excess of Liabilities - 1.0%	1,142,182
	TOTAL NET ASSETS - 100.0%	$115,022,077

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2023.

REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLP ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
13

Statement of Assets and Liabilities

August 31, 2023

Hilton Tactical Income Fund
Assets:
Investments, at fair value (Note 2)	$113,879,895
Receivable for Fund shares sold	656,539
Dividends, interest and reclaims receivable	767,177
Prepaid expenses and other assets	21,358
Total Assets	115,324,969
Liabilities:
Payable for Fund shares redeemed	147,452
Due to Adviser, net (Note 4)	77,749
Accrued distribution expenses	3,040
Accrued expenses and other liabilities	74,651
Total Liabilities	302,892
Net Assets	$115,022,077
Net Assets Consist of:
Capital stock	$113,389,427
Total distributable earnings	1,632,650
Net Assets	$115,022,077
Cost of Investments	$106,815,361
Calculation of Net Asset Value Per Share:
Institutional Class Shares:
Net assets	$100,711,095
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	6,127,254
Net asset value, redemption price and offering price per share	$16.44
Investor Class Shares:
Net assets	$14,310,982
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	872,519
Net asset value, redemption price and offering price per share	$16.40

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
14

Statement of Operations

For the Year Ended August 31, 2023

Hilton Tactical Income Fund
Investment Income:
Interest income	$2,506,018
Dividend income (net of withholding tax of $8,246)	1,586,660
Total investment income	4,092,678
Expenses:
Investment advisory fees (Note 4)	920,408
Accounting fees	127,347
Professional fees	94,354
Trustees' fees	46,385
Distribution expenses – Investor Class (Note 4)	39,532
State registration fees	39,514
Management service fees (Note 4)	28,904
Insurance fees	23,640
Reports to shareholders	20,947
Administration fees	14,386
Other	20,299
Total expenses	1,375,716
Less: Reimbursement of expenses from Adviser (Note 4)	(322,570)
Net expenses	1,053,146
Net investment income	3,039,532
Realized and unrealized loss on investments:
Net realized loss on:
Investments	(4,608,223)
(4,608,223)
Change in net unrealized appreciation on:
Investments	2,945,766
2,945,766
Net realized and unrealized loss	(1,662,457)
Net increase in net assets resulting from operations	$1,377,075

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
15

Statement of Changes in Net Assets

	Hilton Tactical Income Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (decrease) in net assets from:
Operations:
Net investment income	$3,039,532	$1,380,198
Net realized gain (loss)	(4,608,223)	2,424,798
Capital gain distributions from regulated investment companies	—	9,049
Change in net unrealized appreciation (depreciation)	2,945,766	(13,005,199)
Net increase (decrease) in net assets resulting from operations	1,377,075	(9,191,154)
Distributions to shareholders:
Net distributions to shareholders
Institutional Class Shares	(2,651,675)	(2,849,161)
Investor Class Shares	(385,717)	(495,261)
Return of capital
Institutional Class Shares	(421,269)	—
Investor Class Shares	(61,278)	—
Total distributions to shareholders	(3,519,939)	(3,344,422)
Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	(2,886,130)	8,382,811
Total decrease in net assets	(5,028,994)	(4,152,765)
Net assets:
Beginning of year	120,051,071	124,203,836
End of year	$115,022,077	$120,051,071

(a)  Summary of capital share transactions is as follows:

	Hilton Tactical Income Fund
	Year Ended August 31, 2023		Year Ended August 31, 2022
	Shares	Value	Shares	Value
Shares sold
Institutional Class Shares	1,426,279	$23,375,516	1,512,836	$26,524,832
Investor Class Shares	221,521	3,586,339	200,535	3,562,210
Shares issued in reinvestment of distributions
Institutional Class Shares	179,281	2,937,929	154,317	2,733,343
Investor Class Shares	24,055	393,464	25,621	453,465
Shares redeemed
Institutional Class Shares	(1,580,432)	(25,764,913)	(1,185,145)	(20,739,964)
Investor Class Shares	(454,050)	(7,414,465)	(236,106)	(4,151,075)
Net increase (decrease)	(183,346)	$(2,886,130)	472,058	$8,382,811

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
16

Financial Highlights

August 31, 2023

														RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment	Portfolio Turnover Rate[4]
Hilton Tactical Income Fund
Institutional Class Shares
Year ended August 31, 2023	$16.72	$0.43	$(0.21)	$0.22	$(0.43)	$—	$(0.07)	$(0.50)	$	—[5]	$16.44	1.37%	$100,711	1.15%	0.87%	2.65%	93%
Year ended August 31, 2022	18.51	0.21	(1.51)	(1.30)	(0.49)	—	—	(0.49)		—[5]	16.72	-7.13%	102,016	1.09%	0.87%	1.17%	103%
Year ended August 31, 2021	16.27	0.25	2.49	2.74	(0.27)	—	(0.23)	(0.50)		—[5]	18.51	17.19%	104,044	1.10%	0.87%	1.45%	112%
Year ended August 31, 2020	17.41	0.40	(0.97)	(0.57)	(0.27)	—	(0.30)	(0.57)		—[5]	16.27	-3.26%	87,894	1.18%	0.93%	2.40%	101%
Year ended August 31, 2019	16.95	0.46	0.66	1.12	(0.47)	(0.19)	—	(0.66)		—[5]	17.41	6.92%	126,052	1.26%	0.98%	2.74%	63%
Investor Class Shares
Year ended August 31, 2023	16.68	0.39	(0.21)	0.18	(0.40)	—	(0.06)	(0.46)		—[5]	16.40	1.12%	14,311	1.40%	1.12%	2.38%	93%
Year ended August 31, 2022	18.48	0.16	(1.51)	(1.35)	(0.45)	—	—	(0.45)		—[5]	16.68	-7.41%	18,035	1.34%	1.12%	0.92%	103%
Year ended August 31, 2021	16.24	0.20	2.50	2.70	(0.25)	—	(0.21)	(0.46)		—[5]	18.48	16.94%	20,160	1.34%	1.12%	1.18%	112%
Year ended August 31, 2020	17.38	0.34	(0.95)	(0.61)	(0.25)	—	(0.28)	(0.53)		—[5]	16.24	-3.49%	13,244	1.42%	1.18%	2.06%	101%
Year ended August 31, 2019	16.93	0.41	0.66	1.07	(0.43)	(0.19)	—	(0.62)		—	17.38	6.61%	16,439	1.51%	1.23%	2.44%	63%

1  Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each year.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.

3  Net expenses include effects of any reimbursement.

4  Portfolio turnover rate is not annualized and is calculated without regard to short-term securities have a maturity of less than one year.

5  Amount is less than $0.005. Redemption Fees Paid to Fund are included in the Statement of Changes in Net Assets "Shares redeemed" for each share class.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
17

Direxion Funds

Notes to the Financial Statements

August 31, 2023

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has eight series, of which one is included in this report: the Hilton Tactical Income Fund (the "Fund"). The Fund is a diversified series of the Trust pursuant to the 1940 Act. The Fund currently offers Investor Class and Institutional Class shares. Institutional Class shares are made available through investment advisers, banks, trust companies or authorized representatives without a sales charge. Rafferty Asset Management, LLC serves as adviser to the Fund (the "Adviser") and Hilton Capital Management, LLC serves as the Fund's subadviser (the "Subadviser").

The Fund primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital. The Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. The Subadviser attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies.

The Trust has evaluated the structure, objective and activities of the Fund and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, "Financial Services – Investment Companies".

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end funds, MLPs and REITs and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date. Asset-backed securities, convertible bonds and corporate bonds are valued using the mean between the closing bid and ask price furnished by an independent pricing service. Securities for which reliable market quotations are not readily available, the Fund's pricing service does not provide a valuation for such securities, the Fund's pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Investment Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

c) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions

DIREXION ANNUAL REPORT
18

of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

d) Income and Expenses – Dividend income is recorded on the ex-dividend date. Distributions received from the Fund's investments in investment companies and REITs are accounted for based on the tax character of the distribution and can be comprised of ordinary income, capital gains and return of capital, as applicable. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Expenses are computed based on the Fund's respective average daily net assets. Other than class specific expenses, income and expenses are allocated to each class of shares based upon relative net assets. For an additional discussion on expenses, refer to Note 4.

e) Foreign Currency – Certain assets, such as receivables for foreign dividends and foreign tax reclaims, denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Foreign dividend income denominated in foreign currencies is translated into U.S. Dollar amounts on the respective dates of such transactions. Realized gains or losses on foreign currency exchange are presented on the Statement of Operations as realized gain or loss on foreign currency and arise from the difference between the amounts of foreign dividends recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign currency exchange gains and losses are presented on the Statement of Operations as unrealized appreciation or deprecation on foreign receivables and arise from changes in the value of foreign tax reclaim receivables resulting from changes in the exchange rate.

f) Risks of Investing in Foreign Securities – Investment in foreign securities involve greater risk than investing in domestic securities. As a result, a Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

g) Distributions to Shareholders – The Fund will make distributions of net investment income, if any, monthly. The Fund will also distribute net realized capital gains, if any, annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the years ended August 31, 2023 and August 31, 2022, were as follows:

	Year Ended August 31, 2023	Year Ended August 31, 2022
Distributions paid from:
Ordinary Income	$3,037,392	$1,462,178
Long-Term Capital Gains	—	1,882,244
Return of Capital	482,547	—
Total Distributions paid	$3,519,939	$3,344,422

The Fund is designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2023. To the extent necessary to fully distribute such capital gains, the Fund is also designating earnings and profits distributed to shareholders on the redemption of shares.

DIREXION ANNUAL REPORT
19

As of August 31, 2023, the components of accumulated earnings/losses of the Fund on a tax basis were as follows:

Tax cost of investments	$106,903,238
Gross unrealized appreciation	9,021,098
Gross unrealized depreciation	(2,044,441)
Net unrealized appreciation/(depreciation)	$6,976,657
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gain/(loss)	(5,344,007)
Total accumulated earnings/(losses)	$1,632,650

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2023, no adjustments were required to be made to the Statement of Assets and Liabilities due to permanent differences between distributable earnings and capital stock.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of its fiscal year, August 31, 2023. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, August 31, 2023. For the year ended August 31, 2023, the Fund deferred $0 of qualified late year losses.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of August 31, 2023, the Fund had short-term and long-term capital loss carryforwards on a tax basis of $4,676,366 and $667,641, respectively. The Fund utilized $0 of prior year capital losses.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During this period, the Fund did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2023, open Federal and state income tax years include the tax years ended August 31, 2020 through August 31, 2023. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

h) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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20

3.  INVESTMENT TRANSACTIONS

During the year ended August 31, 2023, the aggregate purchases and sales of investments (excluding short-term investments) in the Fund were $102,953,115 and $105,870,718, respectively.

Of the aggregate purchases and sales of investments in the Fund during the year ended August 31, 2023, $51,850,285 were purchases of long-term U.S. Government securities and $62,303,793 were sales of long-term U.S. Government securities.

4.  INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to the Fund's average daily net assets at an annual rate of 0.79%.

In addition, the Adviser has entered into a sub-advisory agreement with Hilton, whereby the Subadviser will provide investment management and asset allocation advice to the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

Management Services Agreement: The Fund has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Fund pays the Adviser a management service fees of 0.026% on the first $10,000,000,000 of the Fund's daily net assets and 0.024% on assets in excess of $10,000,000,000.

Operating Expense Limitation Agreement: The Fund is responsible for its own operating expenses. Under the Operating Expense Limitation Agreement, the Adviser has contractually agreed to cap all or a portion of the expenses for each Share Class based on an annual rate of 1.12% for Investor Class Shares and 0.87% for Institutional Class Shares applied to the average daily net assets of each respective Share Class.

Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

The table below presents amounts that the Subadviser recouped, waived and the amounts available for potential recoupments by the Subadviser.

		Potential Recoupment Amounts Expiring:			Total Potential
Expenses Recouped	Expenses Reimbursed	August 31, 2024	August 31, 2025	August 31, 2026	Recoupment Amount
$—	$322,570	$244,114	$271,847	$322,570	$838,531

The net amount payable arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of August 31, 2023 is presented on the Statement of Assets and Liabilities as Due to Adviser, net.

Distribution Expenses: Shares of the Fund are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets. The Investor Class shares of the Fund currently pays 0.25% of its average daily net assets. The Institutional Class shares of the Fund do not pay a 12b-1 fee. The Fund does not charge a shareholder service fee.

Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter of the Fund and acts as the Fund's distributor in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs

DIREXION ANNUAL REPORT
21

and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs including the Fund's own assumptions about the assumptions in determining fair value of investments

To the extent that equity securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean price is used, these securities are categorized in Level 2 of the fair value hierarchy. Asset-backed securities, convertible bonds and corporate bonds are generally categorized in Level 2 of the fair value hierarchy. Investments in other mutual funds are categorized as Level 1 in the hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those financial instruments.

The following is a summary of the inputs used to value the Fund's securities as of August 31, 2023:

	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	$37,954,610	$—	$—	$37,954,610
Common Stocks	31,952,793	—	—	31,952,793
Investment Companies	22,635,881	—	—	22,635,881
Corporate Bonds	—	16,229,665	—	16,229,665
Preferred Stocks	2,217,669	—	—	2,217,669
Short Term Investments	2,889,277	—	—	2,889,277

For further detail on each asset class, see Schedule of Investments.

The Fund follows authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reasons(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

6.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

The Fund paid an income distribution to the Investor Class in the amount of $0.0405 per share, and to the Institutional Class in the amount of $0.0440 per share, with a record date of August 31, 2023 and ex-date and payable date of September 1, 2023.

The Fund paid an income distribution to the Investor Class in the amount of $0.0405 per share, and to the Institutional Class in the amount of $0.0440 per share, with a record date of September 29, 2023 and ex-date and payable date of October 2, 2023.

DIREXION ANNUAL REPORT
22

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Hilton Tactical Income Fund and the Board of Trustees of Direxion Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hilton Tactical Income Fund (the "Fund") (one of the funds constituting Direxion Funds (the "Trust")), including the schedule of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Direxion Funds) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
October 26, 2023

DIREXION ANNUAL REPORT
23

Direxion Funds

Supplemental Information (Unaudited)

For the year ended August 31, 2023, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 31.48% for the Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2023 was 23.45% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00% for the Fund.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT
24

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Amended & Restated Investment Advisory Agreement (the "Advisory Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the Trust and the Subadvisory Agreement between the Adviser and Hilton Capital Management, LLC (the "Subadviser") (the "Subadvisory Agreement" and collectively with the Advisory Agreement, the "Agreements") on behalf of the Hilton Tactical Income Fund (the "Fund"), a series of the Trust.

At a meeting held on August 24, 2023, the Board, including the trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Advisory Agreement between the Trust and the Adviser and the Subadvisory Agreement between the Adviser and Subadviser, on behalf of the Fund. The Independent Trustees had previously considered information pertaining to the renewal of the Agreements outside the presence of representatives of the Adviser and Subadviser and Fund management in executive sessions held on August 10, 2023 and August 24, 2023 and at their meeting on May 17, 2023.

In considering whether to renew the Agreements, the Board requested, and the Adviser and Subadviser provided, information that the Board, Adviser, and Subadviser reasonably believed to be necessary to evaluate the Agreements. Among other information, the Board obtained and reviewed the following:

•  Information regarding the advisory services provided by the Adviser and Subadviser to the Fund;

•  Information about the professional qualifications of those employees primarily responsible for providing investment advisory services to the Fund;

•  Information regarding the various components of the Fund's contractual fee rate for the prior fiscal year, including the contractual fee cap provided by the Operating Expense Limitation Agreement;

•  Information regarding advisory fees earned by the Adviser and Subadviser and waivers/reimbursements made by the Adviser in connection with providing services to the Fund for the prior fiscal year, including assessments by an independent consultant ("Consultant") of economies of scale;

•  Information regarding services provided by and the fees paid to the Adviser under the Management Services Agreement;

•  Fund performance information, including relative to a benchmark index;

•  Comparative industry fee and performance data, including a peer group comparison;

•  The Adviser's and Subadviser's Form ADV;

•  Information regarding the financial condition and profitability of both the Adviser and Subadviser, including assessments by the Consultant of the appropriateness of the Adviser's methodology for calculating profitability and presenting profitability metrics, and considerations related to the evaluation of industry profit margins; and

•  Information regarding how the Adviser monitors the Fund's compliance with regulatory requirements and Trust procedures.

The Board considered that it had also received information relevant to its consideration since the Fund's inception and, most recently, throughout the past year at executive sessions and regular Board meetings in connection with its oversight of the Fund, including information bearing on the Fund's performance. The Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreements and participated in a question and answer session with representatives of the Adviser. The Board considered the Subadviser's annual presentation to the Board, at which the Trustees met with various members of the Subadviser's portfolio management team. The Board carefully evaluated the relevant information and the Independent Trustees were advised by independent legal counsel with respect to the Board's deliberations.

The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to the Adviser, and the profitability of the advisory business to the Subadviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser and by the Subadviser, with other clients (such as other institutional investors), if any; and (6) other benefits derived or anticipated to be derived and identified by

DIREXION ANNUAL REPORT
25

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

the Adviser or Subadviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its considerations in approving the Agreements, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services Provided.  The Board reviewed, among other things, the Adviser's and the Subadviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the complexity of the Fund's investment strategy, relevant brokerage practices, and the adequacy of their compliance systems and processes. The Board reviewed the scope of services provided by the Adviser and Subadviser under the Agreements and noted that there would be no significant differences between the scope of services provided by the Adviser and the Subadviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's and Subadviser's representations that they would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Fund in the past, and whether those services remain appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs.

The Board reviewed the quality of the Adviser's and Subadviser's personnel, operations and the systems, and processes required to manage the Fund effectively, and noted that these systems and processes have been consistently enhanced over time. In particular, the Board considered: (1) the Adviser's and Subadviser's success in achieving the Fund's investment objective; (2) the size and experience of the Adviser's and Subadviser's compliance and portfolio management staff; and (3) the portfolio management staff's credentials and expertise specific to the Fund's investment objective and strategies, and (4) the Subadviser's ability to recruit, train and retain personnel with the relevant experience to manage the Fund.

In considering the nature, extent and quality of the services to be provided under the Subadvisory Agreement by the Subadviser, the Board noted that such services include, but are not limited to, the following: (1) investing the Fund's assets consistent with the Fund's investment objective and policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) adhering to the Fund's compliance policies and procedures; (4) maintaining the required books and records for transactions affected by Subadviser on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund. The Board also considered the Subadviser's affiliation with the Adviser.

The Board considered that the Adviser oversees the operation of the Fund, including oversight of the Subadviser. With regard to compliance services in particular, the Board noted that it annually reviews each of the Adviser's and Subadviser's compliance programs as it pertains to the Fund. In addition, the Board noted that the Adviser conducts compliance reviews of the Subadviser in addition to monitoring daily the Fund's holdings and other operations.

Comparison of Advisory Services and Fees.  The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by the Fund and the subadvisory fee rate payable to the Subadviser by the Adviser in light of the investment advisory services provided by them. The Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc. to compare the Fund's gross and net advisory fees, expense cap, and gross and net total expenses with those of other funds with common key characteristics, such as asset size and investment objective ("Peer Group"). The Board noted that an independent consultant had recently reviewed the Adviser's peer selection methodology and resulting Peer Group and determined that the methodology was reasonable, well-documented, transparent, repeatable and well within industry standards. The Board also considered that the Adviser had agreed to limit the total expenses of the Fund (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Fund under an Operating Expense Limitation Agreement.

Performance of the Fund.  The Board considered the performance information for the Fund and compared it to the returns of funds included in the Peer Group. The Board considered performance reports received in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board evaluated the performance of the Fund relative to: (1) returns of its benchmark index for the year-to-date, one-year, three-year and five-year periods ended June 30, 2023; and (2) returns of the Peer Group for the year-to-date, one-year, three-year and five-year periods ended June 30, 2023. The Board also evaluated the since inception performance information for the period ended June 30, 2023 as provided by the Subadviser. The Board noted some short-term underperformance relative to the

DIREXION ANNUAL REPORT
26

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

benchmark, including as a result of the Fund focusing on dividend paying securities. The Board noted that the same Peer Group was used to evaluate both performance and the advisory fees paid by the Fund.

Costs of Services Provided to the Fund and Profits Realized by the Adviser and Subadviser.  The Board reviewed information about the profitability of the Adviser and Subadviser based on the fee rates payable under the Agreements. The Board considered information regarding the Adviser's and Subadviser's profit margin as reflected in profitability analyses, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, regulatory compliance, and entrepreneurial risk. The Board reviewed a report provided by the Adviser on other investment advisers' profitability, which was compiled using publicly available information and considered information provided by the Consultant regarding the profitability of closely held advisers. The Board recognized that it is difficult to evaluate the relative profitability of investment advisory firms, including the Adviser and Subadviser, because many such firms are closely held and do not make such information publicly available. To the extent such information is available for publicly held investment advisers by virtue of their being required to disclose it in various SEC filings, the Board recognized that such reported information is affected by numerous factors that may be unique to the reporting adviser, including the nature of a reporting party's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income (rather than gross income) net of distribution and marketing expenses. The Board also noted that the Consultant had reviewed the profitability information provided by the Adviser and concluded that the Adviser's methodology for assessing and presenting its profitability annually is transparent, consistent year over year, and that the materials requested by and provided to the Board are extensive, thoughtful and robust, providing a reasonable basis for the Board's deliberations.

Economies of Scale.  The Board reviewed the Adviser's fee schedule for the Fund and noted the absence of breakpoints in the fee schedule. The Board accordingly considered the extent to which economies of scale or other efficiencies may result from increases in the Fund's net assets and be shared with Fund shareholders. The Board reviewed a report from the Consultant that examined the Adviser's approach to sharing economies of scale, to the extent available, with the Funds. The Board noted the report's finding that breakpoints are not ubiquitous in the industry and that it is even less common for funds to reach the asset level where breakpoints reduce the fees charged to funds. The Board also noted the report's finding that smaller funds may benefit more from expense caps, such as that employed by the Fund, than breakpoints. In light of the relatively small size of the Fund, the Board concluded that the Fund has not yet achieved a sufficient asset level to benefit from economies of scale. The Board noted that it will continue to monitor fees and expenses as the Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits.  The Board considered any indirect or "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Fund. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Fund pays a management services fee to the Adviser. In addition, the Board considered that the Subadviser benefits from increased recognition in the marketplace due to the co-branded Fund.

Conclusion.  Based on, but not limited to, the above considerations, the Board, including the Independent Trustees, determined that the Agreements for the Fund were fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rate to be paid, the Adviser's and Subadviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreements were in the best interests of the shareholders of the Fund. On this basis, the Board unanimously voted in favor of the renewal of the Agreements.

DIREXION ANNUAL REPORT
27

Direxion Funds

Trustees and Officers (Unaudited)

The business affairs of the Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set below. The report includes additional information about the Fund's Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 55	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	120	None.
Angela Brickl(2) Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Chief Executive Officer, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	120	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Report, offers for sale to the public 76 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this Report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT
28

Direxion Funds

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	120	None.
Kathleen M. Berkery Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	120	None.
Carlyle Peake Age: 51	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	120	None.
Mary Jo Collins Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020-2022; Director, Royal Bank of Canada, 2014 – 2020.	120	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Report, offers for sale to the public 76 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this Report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT
29

Direxion Funds

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 47	Chief Executive Officer	Since 2022
			Chief Executive Officer, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 42	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 50	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 34	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A
Alyssa Sherman Age: 34	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this Report, offers for sale to the public 76 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this Report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT
30

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Investment Advisor

Rafferty Asset Management, LLC
1301 Avenue of the Americas
28th Floor
New York, NY 10019

Sub-Advisor

Hilton Capital Management, LLC
1010 Franklin Avenue
Garden City, NY 11530

Administrator, Transfer Agent, Dividend Paying
Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

The Trust's Proxy Voting Policies are available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 is available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund's Part F of Form N-PORT (and Form N-Q prior to February 28, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

1301 Avenue of the Americas (6th Avenue), 28th Floor | New York, New York 10019 | (800) 851-0511

www.direxioninvestments.com

(b) Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2023	FYE 8/31/2022
(a) Audit Fees	$223,600	$268,600
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$68,950	$79,560
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2023	FYE 8/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2023	FYE 8/31/2022
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	10/31/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	10/31/2023

By (Signature and Title)	/s/ Corey Noltner
Corey Noltner, Principal Financial Officer

Date	10/31/2023